                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant   [X]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

--------------------------------------------------------------------------------
   Eaton Vance Growth Trust              Eaton Vance Mutual Funds Trust
   Eaton Vance Investment Trust          Eaton Vance Series Trust
   Eaton Vance Municipals Trust          Eaton Vance Special Investment Trust
   Eaton Vance Municipals Trust II

                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i) (1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:

--------------------------------------------------------------------------------

(2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------

(3) Filing Party:

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(4) Date Filed:

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

                          EATON VANCE GROUP OF FUNDS
                           THE EATON VANCE BUILDING
                               255 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

                                                                 April 8, 2003

Dear Shareholder:

We cordially invite you to attend a Special Meeting of Shareholders of the Eaton Vance Group of Funds on Friday, June 6, 2003. There is only one item on the agenda, but it is an important one - the election of Trustees. We ask you to read the enclosed information carefully and to submit your vote promptly.

In the proxy statement that follows this letter, the current Trustees are asking shareholders to elect a slate of Trustees that includes all of the existing Trustees (except for one who is retiring) and one or more new Trustees. The current Trustees serve on the Boards of multiple Eaton Vance funds. If the entire slate is elected, at least two-thirds of each Board will continue to be composed of Trustees who are independent of Fund management.

Since the Trustee proposal is common to the Funds, we have combined our discussion into a single proxy statement, which will reduce Fund expenses. Please note that we are required to provide you with one proxy card for each account that you own.

We realize that most of our shareholders will not be able to attend the meeting and vote their shares in person. However, your Fund does need your vote. You can vote by MAIL, TELEPHONE, or over the INTERNET, as explained in the enclosed material. If you later decide to attend the meeting, you may revoke your proxy and vote your shares in person. By voting promptly, you can help your Fund avoid the expense of additional mailings.

If you would like additional information concerning the election of Trustees, please call one of our service representatives at 1-866-387-2378. Your participation in this vote is extremely important.

                                                Sincerely,

                                            /s/ James B. Hawkes

                                                James B. Hawkes
                                                President and Chief Executive
                                                Officer
                                                Eaton Vance Management

       YOUR VOTE IS IMPORTANT - PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE URGED TO SIGN AND MAIL THE ENCLOSED PROXY IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TELEPHONE OR OVER THE INTERNET BY FOLLOWING THE ENCLOSED INSTRUCTIONS. YOUR VOTE IS IMPORTANT WHETHER YOU OWN A FEW SHARES OR MANY SHARES.

                          EATON VANCE GROUP OF FUNDS
                           THE EATON VANCE BUILDING
                               255 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD JUNE 6, 2003

A Special Meeting of Shareholders of each Eaton Vance Fund listed on the following pages will be held at the principal office of the Funds, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M. (Eastern Standard Time), for the following purposes:

    1. To consider and act upon a proposal to elect a Board of Trustees.

    2. To consider and act upon any other matters which may properly come before the meeting and any adjourned session thereof.

The proposal to elect Trustees is discussed in greater detail in the following pages.

The meeting is called pursuant to the By-Laws of each Fund. The Boards of Trustees of the Funds have fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders of each Fund entitled to notice of and to vote at the meeting and any adjournments thereof.

                                                By Order of the Board of
                                                Trustees

                                            /s/ Alan R. Dynner

                                                Alan R. Dynner
                                                Secretary

April 8, 2003
Boston, Massachusetts

                                  IMPORTANT

SHAREHOLDERS CAN HELP THE BOARD OF TRUSTEES AVOID THE NECESSITY AND ADDITIONAL EXPENSE TO EACH FUND OF FURTHER SOLICITATIONS TO OBTAIN A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY OR VOTING BY TELEPHONE OR OVER THE INTERNET. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES AND IS INTENDED FOR YOUR CONVENIENCE.

                                      SPECIAL MEETING OF SHAREHOLDERS - JUNE 6, 2003

                                                EATON VANCE GROUP OF FUNDS

The Funds in the Eaton Vance Group of Funds are part of various trusts. Each Trust listed below is a "Trust" and collectively, the "Trusts". The Funds listed below are each a "Fund" and collectively, the "Funds". A majority of the
Eaton Vance Funds are in the master-feeder structure and invest their assets in a corresponding portfolio. Each portfolio listed below is a "Portfolio" and collectively, the "Portfolios". The list below contains all the Funds and their corresponding Portfolios.

TRUST NAMES                        FUND NAMES                                     CORRESPONDING PORTFOLIO
-----------                        ----------                                     -----------------------

Eaton Vance Growth Trust           Atlanta Capital Intermediate Bond Fund         N/A
(9 Funds)                          Atlanta Capital Large-Cap Growth Fund          Large-Cap Growth Portfolio
                                   Atlanta Capital Small-Cap Fund                 Small-Cap Portfolio
                                   Eaton Vance Asian Small Companies Fund         Asian Small Companies Portfolio
                                   Eaton Vance Growth Fund                        Growth Portfolio
                                   Eaton Vance Information Age Fund               Information Age Portfolio
                                   Eaton Vance Large-Cap Growth Fund              Large-Cap Growth Portfolio
                                   Eaton Vance Small-Cap Fund                     Small-Cap Portfolio
                                   Eaton Vance Worldwide Health Sciences Fund     Worldwide Health Sciences Portfolio

Eaton Vance Investment Trust       Eaton Vance California Limited Maturity        California Limited Maturity Municipals
(8 Funds)                          Municipals Fund                                Portfolio
                                   Eaton Vance Florida Limited Maturity           Florida Limited Maturity Municipals
                                   Municipals Fund                                Portfolio
                                   Eaton Vance Massachusetts Limited Maturity
                                   Municipals Fund                                Massachusetts Limited Maturity
                                   Eaton Vance National Limited Maturity          Municipals Portfolio
                                   Municipals Fund                                National Limited Maturity Municipals
                                   Eaton Vance New Jersey Limited Maturity        Portfolio
                                   Municipals Fund
                                   Eaton Vance New York Limited Maturity          New Jersey Limited Maturity Municipals
                                   Municipals Fund                                Portfolio
                                   Eaton Vance Ohio Limited Maturity Municipals   New York Limited Maturity Municipals
                                   Fund                                           Portfolio
                                   Eaton Vance Pennsylvania Limited Maturity      Ohio Limited Maturity Municipals
                                   Municipals Fund                                Portfolio
                                                                                  Pennsylvania Limited Maturity Municipals
                                                                                  Portfolio

Eaton Vance Municipals Trust       Eaton Vance Alabama Municipals Fund            Alabama Municipals Portfolio
(27 Funds)                         Eaton Vance Arizona Municipals Fund            Arizona Municipals Portfolio
                                   Eaton Vance Arkansas Municipals Fund           Arkansas Municipals Portfolio
                                   Eaton Vance California Municipals Fund         California Municipals Portfolio
                                   Eaton Vance Colorado Municipals Fund           Colorado Municipals Portfolio
                                   Eaton Vance Connecticut Municipals Fund        Connecticut Municipals Portfolio
                                   Eaton Vance Florida Municipals Fund            Florida Municipals Portfolio
                                   Eaton Vance Georgia Municipals Fund            Georgia Municipals Portfolio
                                   Eaton Vance Kentucky Municipals Fund           Kentucky Municipals Portfolio
                                   Eaton Vance Louisiana Municipals Fund          Louisiana Municipals Portfolio
                                   Eaton Vance Maryland Municipals Fund           Maryland Municipals Portfolio
                                   Eaton Vance Massachusetts Municipals Fund      Massachusetts Municipals Portfolio
                                   Eaton Vance Michigan Municipals Fund           Michigan Municipals Portfolio
                                   Eaton Vance Minnesota Municipals Fund          Minnesota Municipals Portfolio
                                   Eaton Vance Mississippi Municipals Fund        Mississippi Municipals Portfolio
                                   Eaton Vance Missouri Municipals Fund           Missouri Municipals Portfolio
                                   Eaton Vance New Jersey Municipals Fund         New Jersey Municipals Portfolio
                                   Eaton Vance New York Municipals Fund           New York Municipals Portfolio
                                   Eaton Vance North Carolina Municipals Fund     North Carolina Municipals Portfolio
                                   Eaton Vance Ohio Municipals Fund               Ohio Municipals Portfolio
                                   Eaton Vance Oregon Municipals Fund             Oregon Municipals Portfolio
                                   Eaton Vance Pennsylvania Municipals Fund       Pennsylvania Municipals Portfolio
                                   Eaton Vance Rhode Island Municipals Fund       Rhode Island Municipals Portfolio
                                   Eaton Vance South Carolina Municipals Fund     South Carolina Municipals Portfolio
                                   Eaton Vance Tennessee Municipals Fund          Tennessee Municipals Portfolio
                                   Eaton Vance Virginia Municipals Fund           Virginia Municipals Portfolio
                                   Eaton Vance West Virginia Municipals Fund      West Virginia Municipals Portfolio

Eaton Vance Municipals Trust II    Eaton Vance Florida Insured Municipals Fund    Florida Insured Municipals Portfolio
(4 Funds)                          Eaton Vance Hawaii Municipals Fund             Hawaii Municipals Portfolio
                                   Eaton Vance High Yield Municipals Fund         High Yield Municipals Portfolio
                                   Eaton Vance Kansas Municipals Fund             Kansas Municipals Portfolio
Eaton Vance Mutual Funds Trust     Eaton Vance Cash Management Fund               Cash Management Portfolio
(19 Funds)                         Eaton Vance Equity Research Fund               N/A
                                   Eaton Vance Floating-Rate Fund                 Floating Rate Portfolio
                                   Eaton Vance Floating-Rate High Income Fund     Floating Rate Portfolio/High Income Portfolio
                                   Eaton Vance Government Obligations Fund        Government Obligations Portfolio
                                   Eaton Vance High Income Fund                   High Income Portfolio
                                   Eaton Vance Low Duration Fund                  Cash Management Portfolio/Government
                                                                                  Obligations Portfolio/Investment
                                                                                  Portfolio/Investment Grade Income Portfolio
                                   Eaton Vance Money Market Fund                  Cash Management Portfolio
                                   Eaton Vance Municipal Bond Fund                N/A
                                   Eaton Vance Strategic Income Fund              Strategic Income Portfolio/High
                                                                                  Income Portfolio
                                   Eaton Vance Tax Free Reserves                  N/A
                                   Eaton Vance Tax-Managed Equity Asset           All Tax-Managed Portfolios
                                   Allocation Fund
                                   Eaton Vance Tax-Managed Growth Fund 1.1        Tax-Managed Growth Portfolio
                                   Eaton Vance Tax-Managed Growth Fund 1.2        Tax-Managed Growth Portfolio
                                   Eaton Vance Tax-Managed International
                                   Growth Fund                                    Tax Managed International Growth Portfolio
                                   Eaton Vance Tax-Managed Mid-Cap Core Fund      Tax-Managed Mid-Cap Core Portfolio
                                   Eaton Vance Tax-Managed Multi-Cap
                                   Opportunity Fund
                                   Eaton Vance Tax-Managed Small-Cap Value Fund   Tax-Managed Small-Cap Value Portfolio
                                   Eaton Vance Tax-Managed Value Fund             Tax-Managed Value Portfolio


Eaton Vance Series Trust           Eaton Vance Tax-Managed Growth Fund 1.0        Tax-Managed Growth Portfolio
(1 Fund)

Eaton Vance Special Investment     Eaton Vance Balanced Fund                      Capital Growth Portfolio/Investment
Trust                                                                             Grade Income Portfolio
(7 Funds)                          Eaton Vance Emerging Markets Fund              Emerging Markets Portfolio
                                   Eaton Vance Greater India Fund                 South Asia Portfolio
                                   Eaton Vance Large-Cap Core Fund                Large-Cap Core Portfolio
                                   Eaton Vance Small-Cap Growth Fund              Small-Cap Growth Portfolio
                                   Eaton Vance Small-Cap Value Fund               Small-Cap Value Portfolio
                                   Eaton Vance Special Equities Fund              Special Equities Portfolio

                          EATON VANCE GROUP OF FUNDS
                           THE EATON VANCE BUILDING
                               255 STATE STREET
                         BOSTON, MASSACHUSETTS 02109

                               PROXY STATEMENT

A proxy is enclosed with the foregoing Notice of a Special Meeting of the Funds to be held June 6, 2003 at the Eaton Vance Building, 255 State Street, Boston, MA 02109 for the benefit of shareholders who wish to vote, but do not expect to be present at the meeting. Shareholders may also vote by telephone or over the Internet. All proxies are solicited on behalf of the Board of Trustees. A written proxy is revocable by the person giving it prior to exercise by a signed writing filed with the Funds' proxy tabulator, Management Information Services, an ADP Company, P.O. Box 9123, Hingham, MA 02043-9123, or by executing and delivering a later dated proxy, or by attending the meeting and voting the shares in person. Proxies voted by telephone or over the Internet may be revoked at any time in the same manner that proxies voted by mail may be revoked. Each proxy will be voted in accordance with its instructions; if no instruction is given, an executed proxy will authorize the persons named as attorneys, or any of them, to vote in favor of each matter. This proxy material is initially being mailed to shareholders on or about April 8, 2003. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile or electronic means.

The Trustees have fixed the close of business on April 8, 2003 as the record date for the determination of the shareholders entitled to notice of and to vote at the meeting and any adjournments thereof. Shareholders at the close of business on the record date will be entitled to one vote for each share held. The number of shares of beneficial interest (excluding fractions thereof) of each Fund outstanding as of February 28, 2003 is set forth in Exhibit A.

The persons who held of record more than 5% of the outstanding shares of any class of shares of a Fund as of February 28, 2003 are set forth in Exhibit B. To the knowledge of the Fund, no other person owns (of record or beneficially) 5% or more of the outstanding shares of any class of shares of a Fund. The Trustees, nominees for Trustee, and executive officers of each Fund individually and as a group own beneficially less than 1% of the outstanding shares of each Fund, except as disclosed on Exhibit B. Shareholders of all classes of shares of a Fund will vote jointly on all items. Each Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy. Election of Trustees is non-cumulative.

The Trustees know of no business other than the business mentioned in Proposal 1 of the Notice of Meeting that will be presented for consideration. If any other matters are properly presented, it is the intention of the persons named as attorneys in the enclosed proxy to vote the proxies in accordance with their judgment on such matters.

EACH FUND WILL FURNISH WITHOUT CHARGE A COPY OF THE FUND'S MOST RECENT ANNUAL REPORT AND ITS SEMI-ANNUAL REPORT TO ANY SHAREHOLDER UPON REQUEST. SHAREHOLDERS DESIRING TO OBTAIN A COPY OF SUCH REPORT SHOULD WRITE TO THE FUND C/O EATON VANCE MANAGEMENT, THE EATON VANCE BUILDING, 255 STATE STREET, BOSTON, MA 02109,
ATTN: PROXY COORDINATOR, OR CALL 1-866-387-2378.

                       PROPOSAL 1. ELECTION OF TRUSTEES
The Boards of Trustees of the Trusts and Portfolios have proposed that the slate of persons listed in the table set forth below be elected as Trustees of each Trust and Portfolio, respectively (with the exceptions noted below). Each person currently serves as a Trustee for multiple funds in the Eaton Vance Group of Funds, except for Mr. Park who is a nominee for election to each Board. If elected, Mr. Park will replace Mr. Treynor, a current Trustee who is retiring pursuant to each Trust's mandatory retirement policy, and who is not proposed for election. Other than the nomination of Mr. Park and the retirement of Mr. Treynor, the slate of nominees for each Board in most cases consists of persons currently serving as a Trustee on that Board. As described below, Ms. Bibliowicz and Ms. Stout are not currently Trustees for certain Trusts and Portfolios. They are nominated as Trustees for those Trusts and Portfolios in addition to Mr. Park.

TRUSTEE NOMINATIONS
Messrs. Dwight, Hawkes, Hayes and Reamer currently serve as Trustees of each Trust and Portfolio. MESSRS. DWIGHT, HAWKES, HAYES AND REAMER ARE NOMINATED TO SERVE ON ALL BOARDS.

Ms. Bibliowicz currently serves as Trustee on all Trusts and Portfolios with the exception of Asian Small Companies Portfolio, Emerging Markets Portfolio, Information Age Portfolio and South Asia Portfolio. Ms. Stout currently serves as Trustee of all Trusts and Portfolios with the exception of Eaton Vance Series Trust, Emerging Markets Portfolio, South Asia Portfolio and Tax-Managed Growth Portfolio. MS. BIBLIOWICZ AND MS. STOUT ARE NOMINATED TO SERVE ON ALL BOARDS.

Messrs. Chen and Lloyd George serve as Trustees of Asian Small Companies Portfolio, Emerging Markets Portfolio, Information Age Portfolio and South Asia Portfolio. MESSRS. CHEN AND LLOYD GEORGE ARE NOMINATED TO SERVE ONLY ON THE BOARDS OF THE FOREGOING PORTFOLIOS AND ARE NOT NOMINATED TO SERVE ON ANY ADDITIONAL BOARDS. In addition, Mr. Lloyd George serves as President of each of the above-named Portfolios, except Information Age Portfolio of which he is Vice President.

AS INDICATED ABOVE, MR. PARK IS NOMINATED TO SERVE ON ALL BOARDS.

The nominees for Trustee and their principal occupations for at least the last five years are set forth in the table below. Unless otherwise indicated, the position listed under "Position(s) Held with the Fund and/or Portfolio" are held with all Funds and Portfolios. Each Trustee holds office until his or her successor is elected and qualified. Information about Trust and Portfolio officers appears in Exhibit E.

INTERESTED TRUSTEES
James B. Hawkes is an "interested person" as defined in the Investment Company Act of 1940 (the "1940 Act") by reason of his affiliations with certain of the Funds; Eaton Vance Management ("EVM" or "Eaton Vance"); Boston Management and Research ("BMR"), a wholly-owned subsidiary of EVM; and Eaton Vance Distributors, Inc. ("EVD"), a wholly-owned subsidiary of EVM. EVM, BMR and EVD are indirect wholly-owned subsidiaries of Eaton Vance Corp. ("EVC"), a publicly traded holding company. EVC and Eaton Vance Inc. ("EV") are the corporate parent and trustee, respectively, of Eaton Vance and BMR. (EVM, EVD, EVC, BMR and their affiliates are sometimes referred to collectively as the "Eaton Vance Organization").

Jessica M. Bibliowicz is an "interested person" because of her affiliation with a brokerage firm that is and has been a dealer in shares of each Fund and of other Funds for which EVM or BMR acts as investment adviser or for which EVD serves as principal underwriter.

Robert Lloyd George is an "interested person" by reason of his affiliation with Lloyd George Investment Management (Bermuda) Limited, an investment adviser to certain of the Funds and Portfolios.

                                                                                            NUMBER OF
                                                                                            PORTFOLIOS IN
                                                                                            FUND COMPLEX
                           POSITION(s)     TERM OF OFFICE                                   OVERSEEN BY
                           HELD WITH THE   (2)                                              TRUSTEE OR      OTHER DIRECTORSHIPS
                           FUND AND/OR     AND LENGTH OF   PRINCIPAL OCCUPATION(s) DURING   NOMINEE FOR     HELD BY TRUSTEE OR
NAME, ADDRESS AND AGE(1)   PORTFOLIO       TIME SERVED     PAST FIVE YEARS                  TRUSTEE(3)      NOMINEE FOR TRUSTEE
-------------------------  --------------  --------------  -------------------------------  --------------  -----------------------
INTERESTED TRUSTEES

JESSICA M. BIBLIOWICZ(6)   Trustee         See Exhibit F   President and Chief Executive        191         None
DOB: 11/28/59                                              Officer of National Financial
                                                           Partners (financial services
                                                           company) (since April 1999).
                                                           President and Chief Operating
                                                           Officer of John A. Levin & Co.
                                                           (registered investment adviser)
                                                           (July 1997 to April 1999) and a
                                                           Director of Baker, Fentress &
                                                           Company, which owns John A.
                                                           Levin & Co. (July 1997 to April
                                                           1999).

HON. ROBERT LLOYD          Trustee and     See Exhibit F   Chief Executive Officer of            5          None
GEORGE(7)                  President or                    Lloyd George Management
DOB: 8/13/52               Vice President                  (B.V.I.) Limited ("LGM") and
                           (4)                             Lloyd George Investment
                                                           Management (Bermuda) Limited.
                                                           Chairman of LGM.

JAMES B. HAWKES(6)         Trustee and     See Exhibit F   Chairman, President and Chief        191         Director of EVC
DOB: 11/9/41               President or                    Executive Officer of BMR, Eaton
                           Vice President                  Vance, EVC and EV; Director of
                           (5)                             EV; Vice President and Director
                                                           of EVD. Trustee and/or officer
                                                           of 191 registered investment
                                                           companies in the Eaton Vance
                                                           Group of Funds.

NONINTERESTED TRUSTEES

EDWARD K.Y. CHEN(7)        Trustee         See Exhibit F   President of Lingnan University       5          Director of First
DOB: 1/14/45                                               in Hong Kong.                                    Pacific Company, Asia
                                                                                                            Satellite
                                                                                                            Telecommunications
                                                                                                            Holdings Ltd. and Wharf
                                                                                                            Holdings Limited
                                                                                                            (property management
                                                                                                            and communications)

DONALD R. DWIGHT(6)        Trustee         See Exhibit F   President of Dwight Partners,        191         Trustee/Director of the
DOB: 3/26/31                                               Inc. (corporate relations and                    Royce Funds (mutual
                                                           communications company).                         funds) consisting of 17
                                                                                                            portfolios

SAMUEL L. HAYES, III(6)    Trustee         See Exhibit F   Jacob H. Schiff Professor of         191         Director of Tiffany &
DOB: 2/23/35                                               Investment Banking Emeritus,                     Co. (specialty
                                                           Harvard University Graduate                      retailer) and Telect,
                                                           School of Business                               Inc. (telecommunication
                                                           Administration.                                  services company)

WILLIAM H. PARK(6)         Current               --        President and Chief Executive        191         None
DOB: 9/19/47               Nominee for                     Officer, Prizm Capital
                           Trustee                         Management, LLC (investment
                                                           management firm) (since 2002).
                                                           Executive Vice President and
                                                           Chief Financial Officer, United
                                                           Asset Management Corporation (a
                                                           holding company owning
                                                           institutional investment
                                                           management firms) (1982-2001).

NORTON H. REAMER(6)        Trustee         See Exhibit F   President, Unicorn Corporation       191         None
DOB: 9/21/35                                               (an investment and financial
                                                           advisory services company)
                                                           (since September 2000).
                                                           Chairman, Hellman, Jordan
                                                           Management Co., Inc. (an
                                                           investment management company)
                                                           (since November 2000). Advisory
                                                           Director of Berkshire Capital
                                                           Corporation (investment banking
                                                           firm) (since June 2002).
                                                           Formerly, Chairman of the
                                                           Board, United Asset Management
                                                           Corporation and Chairman,
                                                           President and Director, UAM
                                                           Funds (mutual funds).

LYNN A. STOUT(6)           Trustee         See Exhibit F   Professor of Law, University of      191         None
DOB: 9/14/57                                               California at Los Angeles
                                                           School of Law (since July
                                                           2001). Formerly, Professor of
                                                           Law, Georgetown University Law
                                     Center.
----------
(1)  The business address of each Trustee is The Eaton Vance Building, 255 State Street, Boston, MA 02109 with the exception of
     Mr. Lloyd George whose business address is 3808 One Exchange Square, Central, Hong Kong and Mr. Chen whose business address is Lingnan College, Tuen Mun, Hong Kong.

(2)  As noted under "Trustee Nominations," each Trustee holds office until his or her successor is elected and qualified.

(3)  Includes both master and feeder funds in master-feeder structure.

(4)  Mr. Lloyd George is President of the following Portfolios: Asian Small Companies Portfolio, Emerging Markets Portfolio and
     South Asia Portfolio. Mr. Lloyd George is Vice President of Information Age Portfolio.

(5)  Mr. Hawkes is President of the following Portfolios: Large-Cap Growth Portfolio, Small-Cap Portfolio, Small-Cap Value
     Portfolio, Tax-Managed Mid-Cap Core Portfolio and Tax-Managed Small-Cap Value. Mr. Hawkes is Vice President of the following
     Trusts and Portfolios: Eaton Vance Investment Trust, Eaton Vance Municipals Trust, Eaton Vance Municipals Trust II, Alabama
     Municipals Portfolio, Arizona Municipals Portfolio, Arkansas Municipals Portfolio, Asian Small Companies Portfolio,
     California Limited Maturity Municipals Portfolio, California Municipals Portfolio, Colorado Municipals Portfolio, Connecticut
     Municipals Portfolio, Emerging Markets Portfolio, Florida Insured Municipals Portfolio, Florida Limited Maturity Municipals
     Portfolio, Florida Municipals Portfolio, Georgia Municipals Portfolio, Hawaii Municipals Portfolio, High Yield Municipals
     Portfolio, Kansas Municipals Portfolio, Kentucky Municipals Portfolio, Louisiana Municipals Portfolio, Maryland Municipals
     Portfolio, Massachusetts Limited Maturity Municipals Portfolio, Massachusetts Municipals Portfolio, Michigan Municipals
     Portfolio, Minnesota Municipals Portfolio, Mississippi Municipals Portfolio, Missouri Municipals Portfolio, National Limited
     Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New Jersey Municipals Portfolio, New York
     Limited Maturity Municipals Portfolio, New York Municipals Portfolio, North Carolina Municipals Portfolio, Ohio Limited
     Maturity Municipals Portfolio, Ohio Municipals Portfolio, Oregon Municipals Portfolio, Pennsylvania Limited Maturity
     Municipals Portfolio, Pennsylvania Municipals Portfolio, Rhode Island Municipals Portfolio, South Carolina Municipals
     Portfolio, South Asia Portfolio, Tennessee Municipals Portfolio, Virginia Municipals Portfolio and West Virginia Municipals
     Portfolio.

(6)  Nominee for all Trusts and Portfolios.

(7)  Nominee only for Asian Small Companies Portfolio, Emerging Markets Portfolio, Information Age Portfolio and South Asia
     Portfolio.

The following table shows the dollar range of equity securities beneficially owned by each Trustee and nominee for Trustee (other than Messrs. Chen and Lloyd George who own no shares) in each Fund and in all Eaton Vance Funds overseen by the Trustee as of
February 28, 2003. This table only lists those Funds in which Trustees own shares. Interests in a Portfolio are currently offered only to certain institutional investors and cannot be purchased by Trustees. The valuation date for the shares owned by Trustees is February 28, 2003.

                                                                     DOLLAR RANGE OF EQUITY SECURITIES OWNED BY
                                               -----------------------------------------------------------------------------------
                                                JESSICA   JAMES B.      DONALD R.    SAMUEL L.     WILLIAM    NORTON H.    LYNN A.
                                                  M.       HAWKES       DWIGHT(2)    HAYES, III    H. PARK    REAMER(2)   STOUT(2)
                                               BIBLIOWIC    (1)            (3)         (2)(3)        (2)                     (3)
FUND NAME                                        Z(1)

Eaton Vance Asian Small Companies Fund         None       Over         None         None          None       None         None
                                                          $100,000

Eaton Vance Balanced Fund                      None       $10,001-     None         None          None       None         None
                                                          $50,000

Eaton Vance Cash Management Fund               None       Over         None         None          None       $1-$10,000   None
                                                          $100,000

Eaton Vance Emerging Markets Fund              None       Over         None         None          None       None         None
                                                          $100,000

Eaton Vance Floating-Rate High
  Income Fund                                  None       Over         None         None          $10,001-   None         None
                                                          $100,000                                $50,000

Eaton Vance Greater India Fund                 None       $10,001-     None         $10,001-      None       None         None
                                                          $50,000                   $50,000

Eaton Vance Growth Fund                        None       None         $50,001-     None          None       None         None
                                                                       $100,000

Eaton Vance Information Age Fund               None       $50,001-     $10,001-     None          None       None         $10,001-
                                                          $100,000     $50,000                                            $50,000

Eaton Vance Municipal Bond Fund                None       $50,001-     Over         $1-$10,000    $10,001-   $1-$10,000   None
                                                          $100,000     $100,000                   $50,000

Eaton Vance Small-Cap Growth Fund              None       None         None         $10,001-      None       None         None
                                                                                    $50,000

Eaton Vance Special Equities Fund              None       None         $1-$10,000   None          None       None         None

Eaton Vance Strategic Income Fund              None       $10,001-     None         None          None       None         None
                                                          $50,000

Eaton Vance Tax Free Reserves                  None       None         None         None          None       $1-$10,000   None

Eaton Vance Tax-Managed Equity Asset           None       Over         None         None          None       None         None
  Allocation Fund                                         $100,000

Eaton Vance Tax-Managed Growth Fund 1.1        None       None         $10,001-     None          None       None         $10,001-
                                                                       $50,000                                            $50,000

Eaton Vance Tax-Managed Growth Fund 1.2        $10,001-   None         None         None          $10,001-   None         None
                                               $50,000                                            $50,000

Eaton Vance Tax-Managed Value Fund             None       $50,001-     None         None          None       None         None
                                                          $100,000

Eaton Vance Worldwide Health Sciences
  Fund                                         None       Over         $10,001-     $50,001-      $10,001-   None         None
                                                          $100,000     $50,000      $100,000      $50,000

Aggregate Dollar Range of Equity               $10,001-   Over         Over         Over          $50,001-   Over         $10,001-
  Securities Owned in all Registered           $50,000    $100,000     $100,000     $100,000      $100,000   $100,000     $50,000
  Funds Overseen byTrustee in the Eaton
  Vance Group of Funds
----------
(1) Interested Trustee

(2) Noninterested Trustee

(3) For some Funds, figures include shares which may be deemed to be beneficially owned through a Trustee Deferred Compensation
    Plan.

Unless authority to vote for election of one or more of the nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of voting in favor of the election of all nominees as Trustees as described above to hold office in accordance with the By-Laws. Each Trustee nominee has consented to stand for election and to serve as a Trustee if elected. If any nominee should be unable to serve, an event not now anticipated, the discretionary power given in the proxy may be used to vote for a substitute nominee as designated by the Board of Trustees to replace such person (unless authority to vote for election of all nominees is specifically withheld by executing the proxy in the manner stated thereon).

BOARD MEETINGS AND COMMITTEES
During the calendar year ended December 31, 2002, the Trustees met nine times, the Special Committee met four times, the Audit Committee met once and the Nominating Committee met seven times. With the exception of Messrs. Chen and Lloyd George, each Trustee currently serving on the Boards listed above attended at least 75% of such Board and committee meetings on which he or she serves.

The Nominating, Audit and Special Committees of the Funds' Board of Trustees are each comprised of Trustees who are not "interested persons" as that term is defined under the 1940 Act.

Messrs. Treynor (Chairman), Dwight, Hayes, Reamer and Ms. Stout currently serve on the Nominating Committee. The purpose of the Nominating Committee is to recommend to the Board nominees for the position of noninterested Trustee and to assure that at least a majority of the Board of Trustees is independent of Eaton Vance, LGM and their affiliates. The Trustees will, when a vacancy exists or is anticipated, consider any nominee for Trustee recommended by a shareholder if such recommendation is submitted to the Board in writing and contains sufficient background information concerning the individual to enable a proper judgment to be made as to such individual's qualifications.

Messrs. Treynor (Chairman), Dwight, Hayes and Reamer are members of the Audit Committee of the Funds' Board of Trustees. The Audit Committee's functions include making recommendations to the Trustees regarding the selection and performance of the independent accountants and reviewing matters relative to accounting and auditing practices and procedures, accounting records, and the internal accounting controls of the Funds and certain service providers.

Messrs. Hayes (Chairman), Dwight, Reamer and Ms. Stout are members of the Special Committee of the Funds' Board of Trustees. The purpose of the Special Committee is to consider, evaluate and make recommendations to the full Board of Trustees concerning (i) all contractual arrangements with service providers to a Fund, including investment advisory, administrative, transfer agency, custodial and/or fund accounting and distribution services, and (ii) all other matters in which Eaton Vance, LGM or their affiliates has any actual or potential conflict of interest with a Fund or its shareholders.

Each Portfolio has the same committee and compensation structure for Trustees as described herein for the Funds, with the exception of the following committees. The Nominating Committee of Emerging Markets and South Asia Portfolios is comprised of Messrs. Reamer (Chairman), Chen, Dwight and Hayes; the Nominating Committee of Asian Small Companies and Information Age Portfolios is comprised of Messrs. Treynor (Chairman), Chen, Dwight, Hayes, Reamer and Ms. Stout; and the Nominating Committee of Eaton Vance Series Trust and Tax-Managed Growth Portfolio is comprised of Messrs. Treynor (Chairman), Dwight, Hayes and Reamer. The Audit Committee of Emerging Markets and South Asia Portfolios is comprised of Messrs. Dwight (Chairman), Chen and Hayes. The Special Committee of Eaton Vance Series Trust, Emerging Markets, South Asia and Tax-Managed Growth Portfolios consists of Messrs. Hayes (Chairman), Dwight and Reamer.

REMUNERATION OF TRUSTEES
Trustees of each Portfolio who are not affiliated with EVM or BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Trustees Deferred Compensation Plan (a "Trustees" Plan"). Under each Trustees' Plan, an eligible Trustee may elect to have his deferred fees invested by a Portfolio in the shares of one or more funds in the Eaton Vance Group of Funds, and the amount paid to the Trustees under each Trustees' Plan will be determined based upon the performance of such investments. Deferral of Trustees' fees in accordance with each Trustees' Plan will have a negligible effect on the Portfolio's assets, liabilities, and net income per share, and will not obligate a Portfolio to retain the services of any Trustee or obligate a Portfolio to pay any particular level of compensation to the Trustee. None of the Funds or the Portfolios has a retirement plan for Trustees. The fees and expenses of those Trustees who are not members of the Eaton Vance Organization are paid by the Funds. Exhibit C sets forth (i) the compensation earned by the Trustees who are not members of the Eaton Vance Organization in their capacities as Trustees of each Fund as of the Fund's most recent fiscal year end, and (ii) the compensation earned in their capacities as Trustees of the registered investment companies in the Eaton Vance Group of Funds for the year ended December 31, 2002.

ELECTION OF PORTFOLIO TRUSTEES
As described above, each nominee for Trustee of a Fund is also nominated to serve as Trustee of the Fund's corresponding Portfolio or Portfolios. For those Funds in a "master-feeder structure" that invest in a single Portfolio, each such Fund will vote its interest in its corresponding Portfolio for or against a Portfolio Trustee nominee in the same proportion as the instructions received from the Fund's shareholders. For those Funds that invest in multiple Portfolios, each such Fund will vote its respective interests in its Portfolios for or against a Portfolio Trustee nominee in accordance with applicable law.

VOTING AT THE MEETING
Unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon, it is the present intention that the enclosed proxy will be used for the purpose of authorizing each Fund to vote in favor of the election of the nominees set forth in Proposal 1 to be Trustees of the respective Trusts and Portfolios, to hold office until their successors are elected and qualified.

VOTE REQUIRED TO APPROVE PROPOSAL 1
Each Trust's Board of Trustees shall be elected by a plurality of the shares of the entire Trust voted in person or by proxy.

THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS OF EACH FUND VOTE TO ELECT EACH NOMINEE OF ITS RESPECTIVE TRUST AS A TRUSTEE OF THE TRUST.

                      NOTICE TO BANKS AND BROKER/DEALERS

The Funds have previously solicited all Nominee and Broker/Dealer accounts as to the number of additional proxy statements required to supply owners of shares. Should additional proxy material be required for beneficial owners, please forward such requests to Eaton Vance Management, The Eaton Vance Building, 255 State Street, Boston, MA 02109, Attn: Proxy Coordinator.

                            ADDITIONAL INFORMATION

AUDITORS, AUDIT FEES AND ALL OTHER FEES
Deloitte & Touche LLP ("Deloitte"), 200 Berkeley Street, Boston, MA 02116, or PricewaterhouseCoopers, LLP ("PWC"), 160 Federal Street, Boston, MA 02110, serve as independent accountants of the Funds and Portfolios. Deloitte and PWC are expected to be represented at the Special Meeting, but if not, a representative will be available by telephone should the need for consultation arise. Representatives of Deloitte and PWC will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. A list of the Funds, their independent accountant and the fees paid to the auditors for a Fund's most recent fiscal year are set forth in Exhibit D. Deloitte also provides services to other investment companies sponsored by Eaton Vance and serves as EVC's auditors. Total fees paid to Deloitte by EVC (and its affiliates) for EVC's fiscal year ended October 31, 2002 were $816,946. PWC provides services to other investment companies sponsored by Eaton Vance, but not to EVC or its affiliates. The Audit Committee and Board of Trustees of each Fund are aware that Deloitte provides services to the Eaton Vance Organization and considered whether the provision of such services is compatible with the maintenance of that firm's independence.

OFFICERS OF THE FUNDS AND PORTFOLIOS
The officers of the Funds, their corresponding Portfolios and length of service are set forth in Exhibits E and F. Because of their positions with Eaton Vance and their ownership of EVC stock, the officers of each Fund and each Portfolio will benefit from the advisory fees and/or administration fees paid by a Fund or Portfolio to Eaton Vance or BMR. Because of their positions with Lloyd George Investment Management (Bermuda) Limited or OrbiMed Advisors, LLC and their ownership interests therein, certain Portfolio officers benefit from the advisory fees paid by certain Portfolios to Lloyd George Investment Management (Bermuda) Limited or OrbiMed Advisors LLC.

INVESTMENT ADVISER, ADMINISTRATOR AND UNDERWRITER
Eaton Vance and BMR serve as investment adviser to many of the Funds and Portfolios in the Eaton Vance Group of Funds. In addition, Eaton Vance serves as administrator to each Fund. Lloyd George Investment Management (Bermuda) Limited, 3808 One Exchange Square, Central, Hong Kong serves as the investment adviser to certain Funds and Portfolios. OrbiMed Advisors, LLC, 767 3\r/\d/ Avenue, New York, NY 10017, is the investment adviser to Worldwide Health Sciences Portfolio. Atlanta Capital Management, LLC and Fox Asset Management LLC, each an indirect majority owned subsidiary of Eaton Vance, act as sub-advisers to certain Funds and Portfolios. EVD acts as the principal underwriter for all Funds and as placement agent for all the Portfolios. The business address of Eaton Vance, BMR, EVD, Atlanta Capital Management, LLC and Fox Asset Management LLC is The Eaton Vance Building, 255 State Street, Boston, MA 02109.

PROXY SOLICITATION AND TABULATION
The expense of preparing, printing and mailing this Proxy Statement and enclosures and the costs of soliciting proxies on behalf of each Trust's Board of Trustees will be borne ratably by its Funds. Proxies will be solicited by mail and may be solicited in person or by telephone, telegraph, facsimile or other electronic means by officers of the Trust, by personnel of Eaton Vance, by the Funds' transfer agent, PFPC Inc., by broker-dealer firms or by a professional solicitation organization. The expenses connected with the solicitation of these proxies and with any further proxies which may be solicited by a Fund's officers, by Eaton Vance personnel, by the transfer agent, PFPC Inc., by broker-dealer firms, in person, or by telephone, by telegraph, by facsimile or other electronic means will be borne pro rata by each Fund based on the number of that Fund's shareholder accounts. A written proxy may be delivered to a Fund or its transfer agent prior to the meeting by facsimile machine, graphic communication equipment or other electronic transmission. A Fund will reimburse banks, broker-dealer firms, and other persons holding shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such shares. Total aggregate proxy solicitation costs for all the Trusts are estimated to be $1,326,138. As mentioned, such costs will be borne ratably by all of the Funds.

Shareholders may also choose to give their proxy votes by telephone using an automated telephonic voting system or through the Internet rather than return their proxy cards. Please see the proxy card for details. The Fund may arrange for Eaton Vance, its affiliates or agents to contact shareholders who have not returned their proxy cards and offer to have votes recorded by telephone. If a Fund records votes by telephone or over the Internet, it will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. If the enclosed proxy card is executed and returned, or an Internet or telephonic vote is delivered, that vote may nevertheless be revoked at any time prior to its use by written notification received by the Fund, by the execution of a later-dated proxy card, by the Fund's receipt of a subsequent valid Internet or telephonic vote, or by attending the meeting and voting in person.

All proxy cards solicited by the Board of Trustees that are properly executed and telephone and Internet votes that are properly delivered and received by the Secretary prior to the meeting, and which are not revoked, will be voted at the meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on the proxy card with respect to Proposal 1, it will be voted FOR the matters specified on the proxy card. For purposes of determining the presence or absence of a quorum and for determining whether sufficient votes have been received for approval of any matter to be acted upon at the meeting, abstentions and broker non- votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. Accordingly, abstentions and broker non-votes will assist the Fund in obtaining a quorum, but will have no effect on the outcome of the Proposal.

If a quorum is not present at the meeting or if a quorum is present at the meeting, but sufficient votes by the shareholders of the Trust in favor of Proposal 1 set forth in the Notice of this meeting are not received by the meeting date, the persons named as attorneys in the enclosed proxy may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of that Trust present in person or by proxy at the session of the meeting to be adjourned. The persons named as attorneys in the enclosed proxy will vote in favor of such adjournment those proxies that they are entitled to vote in favor of the Proposal for which further solicitation of proxies is to be made. They will vote against any such adjournment those proxies required to be voted against such Proposal. The costs of any such additional solicitation and of any adjourned session will be borne by the Funds as described above.

SHAREHOLDER PROPOSALS
Shareholders wishing to submit proposals for consideration at a subsequent shareholders' meeting should send their written proposals to: Secretary, Eaton Vance Group of Funds, The Eaton Vance Building, 255 State Street, Boston, MA 02109. Proposals must be received in advance of a proxy solicitation to be considered and the mere submission of a proposal does not guarantee inclusion in the proxy statement or consideration at the meeting. The Funds do not conduct annual meetings.

April 8, 2003

                                                                     EXHIBIT A

The outstanding shares of beneficial interest of each Fund may consist of Class A, Advisers Class, Class B, Class C, Class D, Class I, Class R or Class S shares as indicated below.

                                                                                                      NO. OF SHARES
                                                                                                     OUTSTANDING ON
FUND NAME AND CLASS                                                                                 FEBRUARY 28, 2003
-------------------                                                                                 -----------------

Eaton Vance Growth Trust
    Atlanta Capital Intermediate Bond Fund (Class I and R) .......................................        1,075,515
    Atlanta Capital Large-Cap Growth Fund (Class I and R) ........................................        2,481,854
    Atlanta Capital Small-Cap Fund (Class I and R) ...............................................          964,825
    Eaton Vance Asian Small Companies Fund (Class A and B) .......................................          219,699
    Eaton Vance Growth Fund (Class A, B and C) ...................................................       16,902,469
    Eaton Vance Information Age Fund (Class A, B, C and D) .......................................        8,564,585
    Eaton Vance Large-Cap Growth Fund (Class A) ..................................................           35,766
    Eaton Vance Small-Cap Fund (Class A) .........................................................          786,087
    Eaton Vance Worldwide Health Sciences Fund (Class A, B, C and D) .............................      212,410,341

Eaton Vance Investment Trust
    Eaton Vance California Limited Maturity Municipals Fund (Class A and B) ......................        2,739,863
    Eaton Vance Florida Limited Maturity Municipals Fund (Class A, B and C) ......................        6,412,154
    Eaton Vance Massachusetts Limited Maturity Municipals Fund (Class A, B and C) ................        6,728,288
    Eaton Vance National Limited Maturity Municipals Fund (Class A, B and C) .....................       19,062,006
    Eaton Vance New Jersey Limited Maturity Municipals Fund (Class A and B) ......................        4,517,391
    Eaton Vance New York Limited Maturity Municipals Fund (Class A, B and C) .....................        9,255,878
    Eaton Vance Ohio Limited Maturity Municipals Fund (Class A and B) ............................        2,074,022
    Eaton Vance Pennsylvania Limited Maturity Municipals Fund (Class A, B and C) .................        5,369,488

Eaton Vance Municipals Trust
    Eaton Vance Alabama Municipals Fund (Class A and B) ..........................................        6,094,668
    Eaton Vance Arizona Municipals Fund (Class A and B) ..........................................        6,585,482
    Eaton Vance Arkansas Municipals Fund (Class A and B) .........................................        4,174,334
    Eaton Vance California Municipals Fund (Class A and B) .......................................       24,463,635
    Eaton Vance Colorado Municipals Fund (Class A and B) .........................................        3,596,577
    Eaton Vance Connecticut Municipals Fund (Class A and B) ......................................       14,212,867
    Eaton Vance Florida Municipals Fund (Class A and B) ..........................................       24,613,180
    Eaton Vance Georgia Municipals Fund (Class A and B) ..........................................        5,630,386
    Eaton Vance Kentucky Municipals Fund (Class A and B) .........................................        6,833,269
    Eaton Vance Louisiana Municipals Fund (Class A and B) ........................................        2,863,016
    Eaton Vance Maryland Municipals Fund (Class A and B) .........................................        7,932,905
    Eaton Vance Massachusetts Municipals Fund (Class A, B and I) .................................       20,277,030
    Eaton Vance Michigan Municipals Fund (Class A and B) .........................................        6,929,161
    Eaton Vance Minnesota Municipals Fund (Class A and B) ........................................        5,214,666
    Eaton Vance Mississippi Municipals Fund (Class A and B) ......................................        1,709,379
    Eaton Vance Missouri Municipals Fund (Class A and B) .........................................        5,365,238
    Eaton Vance New Jersey Municipals Fund (Class A and B) .......................................       25,052,197
    Eaton Vance New York Municipals Fund (Class A and B) .........................................       29,643,736
    Eaton Vance North Carolina Municipals Fund (Class A and B) ...................................        9,239,018
    Eaton Vance Ohio Municipals Fund (Class A and B) .............................................       17,459,617
    Eaton Vance Oregon Municipals Fund (Class A and B) ...........................................        8,144,432
    Eaton Vance Pennsylvania Municipals Fund (Class A and B) .....................................       22,122,413
    Eaton Vance Rhode Island Municipals Fund (Class A and B) .....................................        5,526,478
    Eaton Vance South Carolina Municipals Fund (Class A and B) ...................................        4,792,934
    Eaton Vance Tennessee Municipals Fund (Class A and B) ........................................        4,575,743
    Eaton Vance Virginia Municipals Fund (Class A and B) .........................................       11,294,987
    Eaton Vance West Virginia Municipals Fund (Class A and B) ....................................        2,681,464

Eaton Vance Municipals Trust II
    Eaton Vance Florida Insured Municipals Fund (Class A and B) ..................................        3,346,332
    Eaton Vance Hawaii Municipals Fund (Class A and B) ...........................................        1,846,921
    Eaton Vance High Yield Municipals Fund (Class A, B and C) ....................................       38,822,871
    Eaton Vance Kansas Municipals Fund (Class A and B) ...........................................        2,094,449

Eaton Vance Mutual Funds Trust
    Eaton Vance Cash Management Fund .............................................................       92,765,720
    Eaton Vance Equity Research Fund .............................................................           87,800
    Eaton Vance Floating-Rate Fund (Advisers Class, Class B, C and I) ............................       85,157,120
    Eaton Vance Floating-Rate High Income Fund (Advisers Class, Class B, C and I) ................       48,906,692
    Eaton Vance Government Obligations Fund (Class A, B and C) ...................................      191,382,611
    Eaton Vance High Income Fund (Class B and C) .................................................      165,400,801
    Eaton Vance Low Duration Fund (Class A, B and C) .............................................        9,893,375
    Eaton Vance Money Market Fund ................................................................      160,128,109
    Eaton Vance Municipal Bond Fund (Class A, B and I) ...........................................       23,504,899
    Eaton Vance Strategic Income Fund (Class A, B and C) .........................................       32,581,694
    Eaton Vance Tax Free Reserves ................................................................       33,086,811
    Eaton Vance Tax-Managed Equity Asset Allocation Fund (Class A, B and C) ......................       17,677,197
    Eaton Vance Tax-Managed Growth Fund 1.1 (Class A, B, C, I and S) .............................      238,758,524
    Eaton Vance Tax-Managed Growth Fund 1.2 (Class A, B, C, D and I) .............................      123,702,488
    Eaton Vance Tax-Managed International Growth Fund (Class A, B, C and D) ......................       13,807,935
    Eaton Vance Tax-Managed Mid-Cap Core Fund (Class A, B and C) .................................          890,355
    Eaton Vance Tax-Managed Multi-Cap Opportunity Fund (Class A, B, C and D) .....................        5,064,394
    Eaton Vance Tax-Managed Small-Cap Value Fund (Class A, B and C) ..............................        1,107,249
    Eaton Vance Tax-Managed Value Fund (Class A, B, C and D) .....................................       51,679,836

Eaton Vance Series Trust
    Eaton Vance Tax-Managed Growth Fund 1.0 ......................................................        2,066,354

Eaton Vance Special Investment Trust
    Eaton Vance Balanced Fund (Class A, B and C) .................................................       28,899,245
    Eaton Vance Emerging Markets Fund (Class A and B) ............................................        1,460,540
    Eaton Vance Greater India Fund (Class A and B) ...............................................        2,058,327
    Eaton Vance Large-Cap Core Fund (Class A, B and C) ...........................................          564,860
    Eaton Vance Small-Cap Growth Fund (Class A, B and C) .........................................        1,206,794
    Eaton Vance Small-Cap Value Fund (Class A, B and C) ..........................................          203,722
    Eaton Vance Special Equities Fund (Class A, B and C) .........................................       13,064,530

                                                                                                                         EXHIBIT B

As of February 28, 2003, the following record owner(s) of the specified Fund and class held the share percentages indicated below, which were owned either (i) beneficially by such person(s) or (ii) of record by such person(s) on behalf of customers who are the beneficial owners of such shares and as to which such record owner(s) may exercise voting rights under certain limited circumstances. Beneficial owners of 25% or more of a class of a Fund are presumed to be in control of the class for purposes of voting on certain matters submitted to shareholders. Class I shares are also known as "Institutional Shares". Beneficial share ownership by a Fund Trustee or officer, as the case may be, is noted.

                                                                                                               AMOUNT OF
                                                                                                             SECURITIES AND
                                                                                 ADDRESS                        % OWNED
EATON VANCE GROWTH TRUST
  ATLANTA CAPITAL INTERMEDIATE BOND FUND
  Class I Shares
    NFSC FEBO GBA Master Pension & PS Trust, GBA Retirement Serv. Inc. TTEE(1)   Atlanta, GA                 841,608     (78.2%)
    Reliance Trust Company FBO Georgia Bankers Association ....................  Atlanta, GA                 233,374     (21.7%)
  Class R Shares
    Eaton Vance Management* ...................................................  Boston, MA                      265    (100.0%)

  ATLANTA CAPITAL LARGE-CAP GROWTH FUND
  Class I Shares
    NFSC FEBO GBA Master Pension & PS Trust, GBA Retirement Serv. Inc. TTEE(1)   Atlanta, GA              11,109,223     (45.0%)
    Eaton Vance Master Trust for Retirement Plans -- Eaton Vance Management
      Profit Sharing Plan** ...................................................  Glastonbury, CT             491,526     (19.8%)
    NFSC FEBO GBA Capital Plans ...............................................  Stockbridge, GA             460,944     (18.6%)
    Reliance Trust Company FBO Georgia Bankers Association ....................  Atlanta, GA                 383,573     (15.5%)
  Class R Shares
    Eaton Vance Management* ...................................................  Boston, MA                      101    (100.0%)

  ATLANTA CAPITAL SMALL-CAP FUND
  Class I Shares
    NFSC FEBO GBA Master Pension & PS Trust, GBA Retirement Serv. Inc. TTEE(1)   Atlanta, GA                 321,873     (33.3%)
    NFSC GBA Capital Plans ....................................................  Stockbridge, GA             228,137     (23.6%)
    Eaton Vance Master Trust for Retirement Plans -- Eaton Vance Management
      Profit Sharing Plan** ...................................................  Glastonbury, CT             198,460     (20.6%)
    HIB Fund FBO c/o                             Marshall Ilsley Trust ........  Milwaukee, WI               108,460     (11.2%)
    Reliance Trust Company FBO Georgia Bankers Association ....................  Atlanta, GA                  62,024      (6.4%)
  Class R Shares
    Eaton Vance Management* ...................................................  Boston, MA                      101    (100.0%)

  EATON VANCE ASIAN SMALL COMPANIES FUND
  Class A Shares
    National Investors Services ...............................................  New York, NY                 56,535     (34.4%)
    PaineWebber FBO Norman F. Bodine ..........................................  Bloomfield, MI               10,196      (6.2%)
    James B. Hawkes(2) ........................................................  Beverly, MA                   6,514      (3.9%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             20,633     (37.1%)

  EATON VANCE GROWTH FUND
  Class A Shares
    None
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            102,965     (12.0%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             56,304     (13.0%)

  EATON VANCE INFORMATION AGE FUND
  Class A Shares
    Eaton Vance Master Trust for Retirement Plans -- Eaton Vance Management
      Profit Sharing Plan** ...................................................  Glastonbury, CT             231,418      (8.4%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            216,130      (7.8%)
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA           198,804      (7.2%)
    Eaton Vance Master Trust for Retirement Plans -- Eaton Vance Management
      Savings Plan** ..........................................................  Glastonbury, CT             149,179      (5.4%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            632,503     (14.5%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            282,321     (21.2%)
  Class D Shares
    NFSC FEBO Olatutu Sholeye .................................................  Danville, VA                  8,910      (7.5%)
    NFSC FEBO Chase Manhattan Bank, Custodian IRA of Isaac Bensoussan .........  Brooklyn, NY                  6,757      (5.1%)

  EATON VANCE LARGE-CAP GROWTH FUND
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA             5,536     (15.5%)
    Fiserv Securities, Inc. ...................................................  Philadelphia, PA              4,468     (12.5%)
    LPL Financial Services ....................................................  San Diego, CA                 4,267     (11.9%)
    Paine Webber FBO Kathleen Snodgrass .......................................  Palo Alto, CA                 2,158      (6.0%)
    Edward D. Jones and Co. Janice Thomas & Howard J. Thomas TEES .............  Maryland Heights, MO          1,906      (5.3%)
    Edward D. Jones and Co. Howard J. Thomas & Janice Thomas TEES .............  Maryland Heights, MO          1,906      (5.3%)

  EATON VANCE SMALL-CAP FUND
    PFPC Brokerage Services FBO Neuberger Berman ..............................  King of Prussia, PA         746,092     (94.2%)

  EATON VANCE WORLDWIDE HEALTH SCIENCES FUND
  Class A Shares
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA        12,568,374     (12.9%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          9,375,401      (9.6%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          9,790,202     (14.2%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL         10,858,715     (24.5%)
  Class D Shares
    None

EATON VANCE INVESTMENT TRUST
  EATON VANCE CALIFORNIA LIMITED MATURITY MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            608,508     (26.9%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            169,135     (35.5%)
    Pershing LLC ..............................................................  Jersey City, NJ              40,343      (8.5%)
    Pershing LLC ..............................................................  Jersey City, NJ              25,750      (5.4%)

  EATON VANCE FLORIDA LIMITED MATURITY MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            409,272      (9.5%)
    First Clearing Corp. -- Lois B. Pope ......................................  Delray Beach, FL            383,603      (8.9%)
    PaineWebber FBO Albert Cohen Family Limited Partnership ...................  Miami, FL                   221,046      (5.1%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            272,698     (35.1%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            639,297     (48.9%)
    First Clearing Corporation -- Milton Keiner Rev Trust, Milton Keiner
      Trustee .................................................................  Ft. Lauderdale, FL           67,786      (5.2%)
    Pershing LLC ..............................................................  Jersey City, NJ              67,737      (5.2%)

  EATON VANCE MASSACHUSETTS LIMITED MATURITY MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            567,733     (12.7%)
    US Clearing Corp. .........................................................  New York, NY                305,198      (6.8%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            115,112     (14.2%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            258,091     (17.8%)
    PaineWebber FBO Arthur Solomon ............................................  Cambridge, MA                82,171      (5.7%)

  EATON VANCE NATIONAL LIMITED MATURITY MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,658,855     (14.5%)
    Mars & Co. ................................................................  Boston, MA                  741,408      (6.5%)
    LPL Financial Services ....................................................  San Diego, CA               590,551      (5.2%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            974,572     (32.4%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,658,261     (35.9%)

  EATON VANCE NEW JERSEY LIMITED MATURITY MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            379,297     (10.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            284,449     (38.3%)

  EATON VANCE NEW YORK LIMITED MATURITY MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            653,300     (11.8%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            332,146     (27.3%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            776,053     (31.2%)

  EATON VANCE OHIO LIMITED MATURITY MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            337,853     (18.6%)
    McDonald Investments Inc. .................................................  Cleveland, OH               218,331     (12.0%)
    McDonald Investments Inc. .................................................  Cleveland, OH                93,150      (5.1%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            113,542     (44.7%)
    Pershing LLC ..............................................................  Jersey City, NJ              52,082     (20.5%)
    McDonald Investments Inc. .................................................  Brooklyn, OH                 25,375     (10.0%)

  EATON VANCE PENNSYLVANIA LIMITED MATURITY MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            477,956     (15.3%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            163,775     (19.4%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            606,026     (43.1%)
    PaineWebber FBO Raimond Family Limited Partnership ........................  Sewickley, PA               108,256      (7.7%)

EATON VANCE MUNICIPALS TRUST
  EATON VANCE ALABAMA MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            115,040     (12.6%)
    NFSC FBO Thomas A. Sharp, Jr. .............................................  Huntsville, AL              104,906     (11.5%)
    A.G. Edwards & Sons, Inc. FBO Peggy B. Kelly, TTEE Sean A. Kelly Trust ....  St. Louis, MO               103,329     (11.3%)
    Eileene D. Griffith TTE FBO Robert L. Griffith Sr. ........................  Montgomery, AL               49,165      (5.4%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,286,056     (24.8%)

  EATON VANCE ARIZONA MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            114,008     (13.1%)
    PaineWebber FBO Sharon G. Weich TTEE Weich Revoc Trust ....................  Tucson, AZ                   58,116      (6.7%)
    Pershing LLC ..............................................................  Jersey City, NJ              44,952      (5.2%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            641,659     (11.2%)

  EATON VANCE ARKANSAS MUNICIPALS FUND
  Class A Shares
    Dean Witter FBO Cecil W. Cupp, Jr. Trustee ................................  New York, NY                243,470     (29.5%)
    Morgan Keegan & Co., Inc. FBO Elise Basore Irrevocable Income DTD 12/15/02;
      J. Neff Basore, Jr. .....................................................  Bella Vista, AR              99,305     (12.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            172,893      (5.2%)

  EATON VANCE CALIFORNIA MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            450,693     (18.3%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          2,412,887     (10.9%)

  EATON VANCE COLORADO MUNICIPALS FUND
  Class A Shares
    Philip J. Sevier and Kathleen A. Reilly JTWROS ............................  Denver, CO                   94,301     (12.2%)
    Dean Witter FBO Messina Family Partners Ltd. ..............................  New York, NY                 83,552     (10.8%)
    Philip J. Sevier and Kathleen A. Reilly JTWROS ............................  Denver, CO                   72,242      (9.3%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            218,518      (7.7%)

  EATON VANCE CONNECTICUT MUNICIPALS FUND
  Class A Shares
    Fiserv Securities, Inc. ...................................................  Philadelphia, PA            424,355     (18.7%)
    Pershing LLC ..............................................................  Jersey City, NJ             127,732      (5.6%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,806,501     (15.1%)

  EATON VANCE FLORIDA MUNICIPALS FUND
  Class A Shares
    AG Edwards & Sons Inc. FBO Robin Melva Anderson ...........................  St. Louis, MO               158,015      (7.5%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            130,617      (6.2%)
    NFSC FBO James G. Hargrove, Trustee .......................................  Tequesta, FL                112,932      (5.3%)
    PaineWebber FBO Lee T. Carter .............................................  Bonita Springs, FL          106,458      (5.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          2,866,598     (12.7%)

  EATON VANCE GEORGIA MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             57,885     (13.1%)
    First Clearing Corp. ......................................................  Dahlonega, GA                31,378      (7.1%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            783,040     (15.1%)

  EATON VANCE KENTUCKY MUNICIPALS FUND
  Class A Shares
    Pershing LLC ..............................................................  Jersey City, NJ              58,987     (14.7%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             40,445     (10.1%)
    Prudential Securities, Inc. FBO Margaret Buzzell ..........................  Lexington, KY                21,709      (5.4%)
    Fiserv Securities, Inc. ...................................................  Philadelphia, PA             20,060      (5.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            863,149     (13.4%)

  EATON VANCE LOUISIANA MUNICIPALS FUND
  Class A Shares
    Pershing LLC ..............................................................  Jersey City, NJ             144,616     (22.6%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             37,018      (6.0%)
    Raymond James & Assoc. Inc. FBO Rhymes, RR ................................  St. Petersburg, FL           32,288      (5.3%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            899,352     (40.0%)

  EATON VANCE MARYLAND MUNICIPALS FUND
  Class A Shares
    Legg Mason Wood Walker Inc. ...............................................  Baltimore, MD               137,803     (15.1%)
    NFSC FEBO .................................................................  Rockville, MD               113,764     (12.5%)
    H&R Block Financial Advisors ..............................................  Detroit, MI                 106,383     (11.7%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             68,947      (7.6%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            749,162     (10.7%)

  EATON VANCE MASSACHUSETTS MUNICIPALS FUND
  Class A Shares
    Pershing LLC ..............................................................  Jersey City, NJ           1,201,898     (29.0%)
    Greenfield Savings Bank ...................................................  Greenfield, MA              212,239      (5.1%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            207,371      (5.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,297,731      (8.4%)
  Class I Shares
    Mars & Co. ................................................................  Boston, MA                  354,999     (41.1%)
    M. Dozier Gardner .........................................................  Brookline, MA               129,625     (15.0%)
    Benjamin A. Rowland, Jr. ..................................................  Marblehead, MA               80,255      (9.3%)
    Fleet National Bank Custodian Loring Walcott & Coolidge ...................  Rochester, NY                70,892      (8.2%)
    Searles Liquid Asset Trust ................................................  Hamilton, MA                 51,918      (6.0%)
    Alan R. Dynner(3) .........................................................  Boston, MA                   18,921      (2.2%)

  EATON VANCE MICHIGAN MUNICIPALS FUND
  Class A Shares
    NFSC FBO Hani Berro & Mona Berro ..........................................  Dearborn, MI                106,952     (28.3%)
    H&R Block Financial Advisors, Inc. ........................................  Detroit, MI                  26,768      (7.1%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             20,339      (5.4%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            909,806     (13.9%)

  EATON VANCE MINNESOTA MUNICIPALS FUND
  Class A Shares
    BNY Clearing Services FBO Irene Giesen ....................................  Milwaukee, WI               188,145     (20.4%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            247,731      (5.8%)

  EATON VANCE MISSISSIPPI MUNICIPALS FUND
  Class A Shares
    NFSC FBO The Betty T. Dabney Living Trust .................................  Crystal Springs, MS          43,142     (18.3%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             38,620     (16.3%)
    NFSC FEBO M. Wayne Bush & Celeste F. Bush JTWROS ..........................  Schlater, MS                 12,920      (5.4%)
    A.G. Edwards & Sons Inc. FBO Joy B. Roberts Rev Trust .....................  St. Louis, MO                11,939      (5.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            276,083     (18.7%)

  EATON VANCE MISSOURI MUNICIPALS FUND
  Class A Shares
    Kenneth G. Basham & Sharon S. Basham TTEES ................................  Blue Springs, MO             50,555      (7.2%)
    David R. Zapatka & Joann M. Zapatka TTEE ..................................  Springfield, MO              48,813      (6.9%)
    Charles P. Duncker TTEE Charles P. Duncker Rev Trust ......................  St. Louis, MO                48,494      (6.9%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             35,222      (5.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            362,646      (7.7%)

  EATON VANCE NEW JERSEY MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            208,539      (7.1%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          2,048,057      (9.3%)

  EATON VANCE NEW YORK MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            335,496     (11.3%)
    Charles Schwab & Co. Inc. .................................................  San Francisco, CA           153,801      (5.1%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,997,811      (7.4%)

  EATON VANCE NORTH CAROLINA MUNICIPALS FUND
  Class A Shares
    Edward D. Jones and Co. F/A/O Herbert W. Eplee Sr. &
      Shirley J. Eplee ........................................................  Maryland Heights, MO         76,782      (7.5%)
    First Clearing Corporation -- Charlie H. Seahorn &
      Christine N. Seahorn JTWROS .............................................  Huntersville, NC             68,364      (6.7%)
    First Clearing Corp. ......................................................  Concord, NC                  51,787      (5.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            754,605      (9.2%)

  EATON VANCE OHIO MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            227,502     (13.1%)
    Pershing LLC ..............................................................  Jersey City, NJ             117,778      (6.8%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          2,882,477     (18.3%)

  EATON VANCE OREGON MUNICIPALS FUND
  Class A Shares
    CS Yaillen TTEE for the Intervivos TR of CS & RB Yaillen ..................  Portland, OR                114,816     (12.9%)
    A. Erica Gannaway TTEE A. Erica Gannaway Trust ............................  Lakeview, OR                 52,462      (5.9%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            563,970      (7.8%)

  EATON VANCE PENNSYLVANIA MUNICIPALS FUND
  Class A Shares
    Pershing LLC ..............................................................  Jersey City, NJ             113,634      (7.1%)
    Josephine J. Kuhn .........................................................  Pittsburgh, PA               94,923      (5.9%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          2,303,362     (11.2%)

  EATON VANCE RHODE ISLAND MUNICIPALS FUND
  Class A Shares
    H&R Block Financial Advisors, Inc. ........................................  Detroit, MI                 161,198     (13.8%)
    RBC Dain Rauscher FBO Nicholas D. Tarbox &
      Jo Ann M. Tarbox Jt Ten .................................................  N. Kingstown, RI            123,043     (10.5%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            488,063     (11.1%)

  EATON VANCE SOUTH CAROLINA MUNICIPALS FUND
  Class A Shares
    Pershing LLC ..............................................................  Jersey City, NJ             172,223     (20.0%)
    J.J.B. Hilliard, W.L. Lyons, Inc. .........................................  Louisville, KY              115,131     (13.3%)
    FS Trust & Co. ............................................................  Charleston, SC               54,695      (6.3%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            475,382     (12.1%)

  EATON VANCE TENNESSEE MUNICIPALS FUND
  Class A Shares
    Fiserv Securities, Inc. ...................................................  Philadelphia, PA            108,010     (13.8%)
    PaineWebber FBO Elizabeth W. Dupree .......................................  Knoxville, TN                46,779      (6.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            297,492      (7.4%)

  EATON VANCE VIRGINIA MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            146,281     (15.4%)
    Betty J. Clowers ..........................................................  Arlington, VA               122,655     (12.9%)
    NFSC FEBO Buddy E. Williams ...............................................  Stuart, VA                   90,457      (9.5%)
    NFSC FEBO Buddy E. Williams ...............................................  Stuart, VA                   89,337      (9.4%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,053,841     (10.2%)

  EATON VANCE WEST VIRGINIA MUNICIPALS FUND
  Class A Shares
    Pershing LLC ..............................................................  Jersey City, NJ              31,749      (8.7%)
    Hazlett Burt & Watson, Inc. FBO Marjorie L. Spustack ......................  Ravenswood, WV               31,184      (8.5%)
    Salomon Smith Barney Inc. .................................................  New York, NY                 26,374      (7.2%)
    Dain Rauscher Inc. FBO Thomas A. Bradford .................................  Charleston, WV               21,978      (6.0%)
    Pershing LLC ..............................................................  Jersey City, NJ              19,906      (5.4%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            245,499     (10.5%)
    Salomon Smith Barney Inc. .................................................  New York, NY                133,117      (5.7%)

EATON VANCE MUNICIPALS TRUST II
  EATON VANCE FLORIDA INSURED MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            285,447     (23.7%)
    US Clearing Corp. .........................................................  New York, NY                 98,647      (8.1%)
    James L. Elliot Living Trust ..............................................  Charlevoix, MI               94,472      (7.4%)
    First Clearing Corporation FBO Craig J. Hudson ............................  Wauconda, IL                 89,621      (7.4%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            361,158     (16.8%)

  EATON VANCE HAWAII MUNICIPALS FUND
  Class A Shares
    Raymond James & Assoc. Inc. FBO Yamane, K. Trust ..........................  St. Petersburg, FL           15,065     (20.5%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             14,588     (19.9%)
    Prudential Securities Inc. FBO Shizuko Machida Rev Liv Trust ..............  Hilo, HI                      6,541      (8.9%)
    Taeko Iwashita Revocable Living Trust .....................................  Kealakekua, HI                6,379      (8.7%)
    Salomon Smith Barney Inc. .................................................  New York, NY                  4,443      (6.0%)
    John Grant & Colleen Doyle Ten Com ........................................  Kula, HI                      3,827      (5.2%)
  Class B Shares
    Prudential Securities Inc FBO Edward T. Strickland ........................  Kanoehe, HI                 168,500      (9.5%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            136,655      (7.7%)
    Penson Financial Services, Inc. ...........................................  Dallas, TX                   90,367      (5.0%)

  EATON VANCE HIGH YIELD MUNICIPALS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,348,377      (9.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          4,194,096     (21.4%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,380,092     (33.3%)

  EATON VANCE KANSAS MUNICIPALS FUND
  Class A Shares
    Tom George ................................................................  Wichita, KS                 102,831     (10.1%)
    Loretta L. Tetuan .........................................................  Berryton, KS                 58,250      (5.7%)
    PaineWebber FBO Arlen Mitchell ............................................  Valley Center, KS            56,089      (5.5%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             94,910      (8.7%)

EATON VANCE MUTUAL FUNDS TRUST
  EATON VANCE CASH MANAGEMENT FUND
    Saturn & Co. ..............................................................  Boston, MA               20,438,570     (22.0%)
    James B. Hawkes(2) ........................................................  Beverly, MA               1,886,482      (2.0%)

  EATON VANCE EQUITY RESEARCH FUND
    Eaton Vance Management* ...................................................  Boston, MA                   50,001     (56.9%)
    Eaton Vance Master Trust for Retirement Plans -- Eaton Vance Management
      Savings Plan** ..........................................................  Glastonbury, CT              19,832     (22.6%)
    Duncan W. Richardson & Elizabeth B. Richardson JTWROS(4) ..................  Waban, MA                     5,000      (5.7%)
    Judith A. Steul ...........................................................  Brookline, MA                 4,730      (5.4%)
    Walter M. Row, III & Arlene F. Row JTWROS(5) ..............................  Hamilton, MA                  1,000      (1.1%)

  EATON VANCE FLOATING-RATE FUND
  Advisers Class
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA         2,384,980     (28.6%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            553,198      (6.6%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,864,676      (8.8%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          6,823,476     (13.1%)
  Class I Shares
    Alerus Financial ..........................................................  Grand Forks, ND             997,161     (28.1%)
    Eaton Vance Management Master Trust for Retirement Plans -- Eaton Vance
      Management Profit Sharing Plan** ........................................  Glastonbury, CT             598,983     (16.9%)
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA           455,825     (12.8%)
    National Investor Services ................................................  New York, NY                221,717      (6.2%)

  EATON VANCE FLOATING-RATE HIGH INCOME FUND
  Advisers Class
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA           479,015     (15.3%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,247,017      (7.4%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          2,283,409      (8.0%)
  Class I Shares
    National Investor Services ................................................  New York, NY                 30,090     (18.6%)
    James B. Hawkes(2) ........................................................  Beverly, MA                  28,798     (17.8%)
    Walker Martin .............................................................  Beverly, MA                  25,752     (15.9%)
    James B. Hawkes FBO Sara M. Hawkes(2) .....................................  Decatur, GA                  19,336     (12.0%)
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA            11,376      (7.0%)
    Alan R. Dynner(3) .........................................................  Boston, MA                    5,617      (3.5%)

  EATON VANCE GOVERNMENT OBLIGATIONS FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          4,225,117      (7.8%)
    Eaton Vance Management* ...................................................  Boston, MA                3,336,798      (6.2%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          8,591,831     (11.5%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL         11,014,063     (17.6%)

  EATON VANCE HIGH INCOME FUND
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL         21,751,907     (17.0%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          8,677,286     (23.0%)

  EATON VANCE LOW DURATION FUND
  Class A Shares
    Pershing LLC ..............................................................  Jersey City, NJ             502,513     (10.8%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            493,581     (10.7%)
    PaineWebber FBO Heifer Project Int'l, Inc. ................................  Little Rock, AR             403,388      (8.7%)
    PaineWebber FBO Timcor Financial Corporation ..............................  Los Angeles, CA             253,266      (5.5%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            178,815      (9.9%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            407,119     (11.8%)

  EATON VANCE MONEY MARKET FUND
    None

  EATON VANCE MUNICIPAL BOND FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,328,890     (13.7%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            984,516     (15.7%)
  Class I Shares
    None

  EATON VANCE STRATEGIC INCOME FUND
  Class A Shares
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA           196,835      (7.5%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          7,320,541     (29.5%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            494,194      (9.6%)

  EATON VANCE TAX FREE RESERVES
    Saturn & Co. ..............................................................  Boston, MA               21,126,303     (63.8%)
    PaineWebber FBO R.J. Ableidinger Living Trust .............................  Lutz, FL                  2,212,916      (6.6%)

  EATON VANCE TAX-MANAGED EQUITY ASSET ALLOCATION FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            758,172     (13.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            691,624     (12.2%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,551,759     (25.0%)

  EATON VANCE TAX-MANAGED GROWTH FUND 1.1
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          4,344,388      (7.9%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL         21,473,888     (16.1%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL         10,935,660     (22.2%)
  Class I Shares
    William R. Cross ..........................................................  Manchester, MA              164,934     (29.9%)
    Pershing LLC ..............................................................  Jersey City, NJ              13,779     (19.0%)
    Ellen H. Cross ............................................................  Manchester, MA               76,957     (13.9%)
  Class S Shares
    U/W Clemence S. Lieber FBO Robert J. Lieber ...............................  St. Louis, MO               204,009     (10.2%)
    U/W Clemence S. Lieber FBO Mary L. Schoolman ..............................  St. Louis, MO               200,009     (10.0%)
    Robert J. Lieber Trust ....................................................  St. Louis, MO               192,282      (9.6%)
    Mary L. Schoolman Trust ...................................................  St. Louis, MO               181,918      (9.1%)
    U/W Clemence S. Lieber FBO Arthur H. Lieber ...............................  St. Louis, MO               161,981      (8.1%)
    U/W Lucille Wolfort FBO Joan Rosenblum ....................................  St. Louis, MO               139,859      (7.0%)
    U/W Lucille Wolfort FBO Susan Ettman ......................................  St. Louis, MO               135,663      (6.8%)
    Jeffrey A. Rosenblum TTEE Under Article 7 U/W Arthur Strauss ..............  St. Louis, MO               110,129      (5.5%)
    Jeffrey A. Rosenblum TTEE Under Article 8 U/W Arthur Strauss ..............  St. Louis, MO               108,861      (5.4%)

  EATON VANCE TAX-MANAGED GROWTH FUND 1.2
  Class A Shares
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA         4,870,271      (9.3%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          2,944,360      (5.6%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          5,164,602     (14.9%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          7,183,270     (21.5%)
  Class D Shares
    None
  Class I Shares
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA           168,603     (33.9%)
    Pebatco & Co. .............................................................  Marietta, OH                 93,876     (18.9%)
    Pershing LLC ..............................................................  Jersey City, NJ              34,168      (6.8%)
    Pershing LLC ..............................................................  Jersey City, NJ              28,760      (5.7%)

  EATON VANCE TAX-MANAGED INTERNATIONAL GROWTH FUND
  Class A Shares
    None
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            547,255     (10.5%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            765,035     (20.3%)
  Class D Shares
    PaineWebber FBO Shaun Patrick Burns Irrevocable Trust .....................  Detroit, MI                   5,370      (6.4%)
    US Clearing Corp. FBO 978-12819-11 ........................................  New York, NY                  4,516      (5.4%)
    Wells Fargo Investments LLC ...............................................  Minneapolis, MN               4,314      (5.1%)
    NFSC FBO Irwin C. Unger Revocable Trust ...................................  Delray Beach, FL              4,283      (5.1%)

  EATON VANCE TAX-MANAGED MID-CAP CORE FUND
  Class A Shares
    Merrill Lynch, Pierce Fenner & Smith, Inc. ................................  Jacksonville, FL             29,384      (7.0%)
    Raymond James & Associates, Inc. FBO McMurry SPI ..........................  St. Petersburg, FL           23,427      (5.6%)
    Wharton P. Whitaker .......................................................  Barrington, RI               21,944      (5.2%)
  Class B Shares
    None
  Class C Shares
    Wells Fargo Investments LLC ...............................................  Minneapolis, MN              31,939     (12.4%)
    NFSC FBO Bruce Gramaila ...................................................  Chicago, IL                  17,045      (6.6%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             14,214      (5.5%)

  EATON VANCE TAX-MANAGED MULTI-CAP OPPORTUNITY FUND
  Class A Shares
    None
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            158,600      (9.2%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            260,922     (17.2%)
  Class D Shares
    National Investor Services ................................................  New York, NY                 29,620     (19.0%)
    NFSC FBO James S. Sellars Revocable Trust .................................  Boynton Beach, FL            11,890      (7.6%)
    PaineWebber FBO Shaun Patrick Burns Irrevocable Trust .....................  Detroit, MI                  11,788      (7.5%)

  EATON VANCE TAX-MANAGED SMALL-CAP VALUE FUND
  Class A Shares
    Eaton Vance Management* ...................................................  Boston, MA                   38,000      (8.5%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             25,819      (5.7%)
    Fiserv Securities, Inc. ...................................................  Philadelphia, PA             22,590      (5.0%)
  Class B Shares
    Bear Stearns Securities Corp. .............................................  Brooklyn, NY                 35,348      (9.0%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             22,127      (5.6%)
  Class C Shares
    Wells Fargo Investments LLC ...............................................  Minneapolis, MN              31,043     (11.5%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             16,114      (5.9%)

  EATON VANCE TAX-MANAGED VALUE FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          1,529,706      (9.0%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          3,722,915     (21.4%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL          3,813,982     (22.9%)
  Class D Shares
    None

EATON VANCE SERIES TRUST
  EATON VANCE TAX-MANAGED GROWTH FUND 1.0
    None

EATON VANCE SPECIAL INVESTMENT TRUST
  EATON VANCE BALANCED FUND
  Class A Shares
    None
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            270,211      (7.4%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             97,890     (13.2%)

  EATON VANCE EMERGING MARKETS FUND
  Class A Shares
    Mars & Co. ................................................................  Boston, MA                   48,804      (5.5%)
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA            75,081      (8.5%)
    Circle Trust Company, Custodian for Medstar Health
      Option Plan .............................................................  Stamford, CT                 49,599      (5.6%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             47,599      (5.3%)
    James B. Hawkes(2) ........................................................  Beverly, MA                  11,126      (1.3%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             64,718     (11.2%)

  EATON VANCE GREATER INDIA FUND
  Class A Shares
    Charles Schwab & Co., Inc. ................................................  San Francisco, CA            91,448     (16.5%)
    National Investor Services ................................................  New York, NY                 41,254      (7.5%)
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             29,545      (5.3%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            176,575     (11.7%)

  EATON VANCE LARGE-CAP CORE FUND
  Class A Shares
    Eaton Vance Management* ...................................................  Boston, MA                   98,000     (34.9%)
    Eaton Vance Master Trust for Retirement Plans -- Eaton Vance Management
      Savings Plan** ..........................................................  Glastonbury, CT              19,155      (6.8%)
    Pershing LLC ..............................................................  Jersey City, NJ              15,954      (5.7%)
    Duncan W. Richardson & Elizabeth B. Richardson JTWROS(4) ..................  Waban, MA                     6,065      (2.2%)
  Class B Shares
    First Clearing Corp. -- James J. Fleming Jr. & Lori Fleming ...............  Churchville, PA              11,600      (7.3%)
    Scott E. Matthews and Janice D. Matthews JTWROS ...........................  Mission, TX                   9,843      (6.2%)
    Rodolfo A. Saca ...........................................................  Harlingen, TX                 9,690      (6.1%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             21,393     (16.9%)
    Wexford Clearing Services Corp. FBO Gary D. Mitchell ......................  Anderson, SC                 16,607     (13.2%)
    American Enterprise Investment SVCS .......................................  Minneapolis, MN               8,787      (7.0%)
    Davenport & Company LLC -- W. Kyle Anderson &
      Amy L. Anderson .........................................................  Williamsburg, VA              8,739      (6.9%)
    American Enterprise Investment SVCS .......................................  Minneapolis, MN               8,325      (6.6%)

  EATON VANCE SMALL-CAP GROWTH FUND
  Class A Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            173,722     (17.8%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             15,060     (21.9%)
    First Clearing Corp. -- Pius Volk .........................................  Bismarck, ND                  7,610     (11.1%)
    PaineWebber FBO L14 Partnership ...........................................  Dallas, TX                    4,565      (6.6%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             24,145     (15.1%)
    Prudential Securities Inc. FBO Faegre & Benson Retirement Tr 401K dtd 12/
      26/84 FBO Mr. Gale R. Mellum ............................................  Minneapolis, MN              22,357     (14.0%)
    Prudential Securities Inc. FBO Mr. John A. Freeburg .......................  Ramsey, MN                    8,389      (5.2%)

  EATON VANCE SMALL-CAP VALUE FUND
  Class A Shares
    LPL Financial Services ....................................................  San Diego, CA                50,392     (35.0%)
    Robert W. Baird & Co. Inc. ................................................  Milwaukee, WI                16,129     (11.2%)
    LPL Financial Services ....................................................  San Diego, CA                13,438      (9.3%)
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL              5,815     (17.2%)
    Huntleigh Securities -- William C. West ...................................  St. Louis, MO                 3,538     (10.4%)
    Pershing LLC ..............................................................  Jersey City, NJ               2,101      (6.2%)
    PaineWebber FBO Philip A. Jannarone & Gaile L. Jannarone JTWROS ...........  Crystal River, FL             1,717      (5.1%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL             14,147     (54.6%)
    Southwest Securities Inc. FBO Woodrow Richard Stubbs Charitable Remainder
      Trust -- Woodrow Richard Stubbs Trustee .................................  Dallas, TX                    2,291      (8.8%)
    Southwest Securities Inc. FBO Woodrow Richard Stubbs Revocable Trust --
      Woodrow Richard Stubbs Trustee ..........................................  Dallas, TX                    2,275      (8.8%)
    Prudential Securities Inc. FBO Mrs. Marilyn Benkler .......................  Englewood, NJ                 1,359      (5.2%)

  EATON VANCE SPECIAL EQUITIES FUND
  Class A Shares
    None
  Class B Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            113,830     (18.9%)
    Prudential Securities Inc. FBO Ruth G. Battel .............................  Mahwah, NJ                   32,412      (5.4%)
  Class C Shares
    Merrill Lynch, Pierce, Fenner & Smith, Inc. ...............................  Jacksonville, FL            304,832     (46.8%)
----------
  * Eaton Vance is a Massachusetts business trust and a wholly-owned subsidiary of EVC.
 ** These shareholders are retirement and profit sharing plans sponsored by Eaton Vance and certain of its affiliated entities.
(1) Represents ownership of different accounts owning 5% or more of the outstanding shares of this class.
(2) Mr. Hawkes is a Trustee of Eaton Vance Growth Trust, Eaton Vance Mutual Funds Trust, Eaton Vance Special Investment Trust,
    Asian Small Companies Portfolio, Cash Management Portfolio, Emerging Markets Portfolio, Floating Rate Portfolio and High
    Income Portfolio. Mr. Hawkes is Vice President of Asian Small Companies Portfolio and Emerging Markets Portfolio.
(3) Mr. Dynner is Secretary of Eaton Vance Municipals Trust, Eaton Vance Mutual Funds Trust, Massachusetts Municipals Portfolio,
    Floating Rate Portfolio and High Income Portfolio.
(4) Mr. Richardson is a Vice President of Eaton Vance Mutual Funds Trust and President of Large-Cap Core Portfolio.
(5) Mr. Row is a Vice President of Eaton Vance Mutual Funds Trust.

                                                                                                                         EXHIBIT C
                                                     COMPENSATION OF TRUSTEES

                                                   JESSICA M.      EDWARD      DONALD R.     SAMUEL L.     NORTON H.   LYNN A.
TRUSTS/PORTFOLIOS***                               BIBLIOWICZ    K.Y. CHEN       DWIGHT      HAYES, III      REAMER     STOUT

Eaton Vance Growth Trust
  (10 Funds)
    Funds with 8/31 FYE                               $  2,645            --      $  2,189      $  2,470      $  2,179  $  2,414
    Funds with 9/30 FYE                                  2,593            --         2,158         2,459         2,149     2,373

Eaton Vance Investment Trust
  (8 Funds)                                              1,005            --           811           873           808       907

Eaton Vance Municipals Trust
  (28 Funds)
    Funds with 7/31 FYE                                 11,327            --         9,329        10,430         9,289    10,317
    Funds with 8/31 FYE                                 11,212            --         9,281        10,476         9,242    10,234
    Funds with 9/30 FYE                                 11,096            --         9,234        10,522         9,194    10,152

Eaton Vance Municipals Trust II
  (4 Funds)                                                894            --           723           779           718       814

Eaton Vance Mutual Funds Trust
  (21 Funds)
    Funds with 10/31 FYE                                11,366            --         9,973        11,254         9,882    10,780
    Funds with 12/31 FYE                                 9,661            --         8,460         8,978         8,377     9,312

Eaton Vance Series Trust
  (1 Fund)                                                 780            --           632           680           626        --

Eaton Vance Special Investment Trust
  (12 Funds)                                             6,555            --         5,839         6,183         5,772     6,417
AL Municipals Portfolio                                  1,001            --         1,328         1,395         1,292     1,294
AZ Municipals Portfolio                                  1,001            --         1,331         1,385         1,294     1,301
AR Municipals Portfolio                                    373            --           309           349           308       341
Asian Small Companies Portfolio                             --      $  5,000            --            --            --        --
CA Ltd. Maturity Municipals Portfolio                       39            --            31            34            31        35
CA Municipals Portfolio                                  2,482            --         2,559         2,811         2,517     2,644
Capital Growth Portfolio                                 2,711            --         2,718         2,824         2,678     2,893
Cash Management Portfolio                                3,179            --         3,087         3,221         3,045     3,304
CO Municipals Portfolio                                    376            --           310           346           308       342
CT Municipals Portfolio                                  1,452            --         1,703         1,800         1,664     1,711
Emerging Markets Portfolio                                  --         5,000            32            34            31        --
Floating Rate Portfolio                                  5,108            --         4,749         5,311         4,692     5,045
FL Insured Municipals Portfolio                            330            --           266           286           264       298
FL Ltd. Maturity Municipals Portfolio                      386            --           312           336           311       349
FL Municipals Portfolio                                  2,926            --         2,929         3,232         2,885     3,051
GA Municipals Portfolio                                  1,001            --         1,328         1,395         1,292     1,294
Government Obligations Portfolio                         3,643            --         3,471         3,635         3,426     3,740
Growth Portfolio                                         1,448            --         1,699         1,814         1,661     1,703
HI Municipals Portfolio                                     39            --            31            34            31        35
High Income Portfolio                                    4,887            --         4,566         5,115         4,509     4,844
High Yield Municipals Portfolio                          3,513            --         3,366         3,521         3,320     3,612
Information Age Portfolio                                    -         5,000         2,225         2,406         2,184     2,284
Investment Portfolio*
Investment Grade Income Portfolio                        2,711            --         2,718         2,824         2,678     2,893
KS Municipals Portfolio                                     39            --            31            34            31        35
KY Municipals Portfolio                                  1,001            --         1,328         1,395         1,292     1,294
Large-Cap Core Portfolio*                                  390            --           390           390           390       390
Large-Cap Growth Portfolio*                                 50            --            50            50            50        50
LA Municipals Portfolio                                    373            --           309           349           308       341
MD Municipals Portfolio                                  1,001            --         1,328         1,395         1,292     1,294
MA Ltd. Maturity Municipals Portfolio                      386            --           312           336           311       349
MA Municipals Portfolio                                  2,037            --         2,189         2,389         2,148     2,237
MI Municipals Portfolio                                  1,001            --         1,331         1,385         1,294     1,301
MN Municipals Portfolio                                    376            --           310           346           308       342
MS Municipals Portfolio                                     37            --            31            35            31        34
MO Municipals Portfolio                                  1,001            --         1,328         1,395         1,292     1,294
Nat'l Ltd. Maturity Municipals Portfolio                 1,005            --         1,342         1,344         1,305     1,326
NJ Ltd. Maturity Municipals Portfolio                      386            --           312           336           311       349
NJ Municipals Portfolio                                  2,955            --         2,941         3,185         2,897     3,080
NY Ltd. Maturity Municipals Portfolio                    1,005            --         1,342         1,344         1,305     1,326
NY Municipals Portfolio                                  3,371            --         3,299         3,654         3,254     3,457
NC Municipals Portfolio                                  1,040            --         1,360         1,429         1,323     1,330
OH Ltd. Maturity Municipals Portfolio                       39            --            31            34            31        35
OH Municipals Portfolio                                  2,037            --         2,189         2,389         2,148     2,237
OR Municipals Portfolio                                  1,001            --         1,328         1,395         1,292     1,294
PA Ltd. Maturity Municipals Portfolio                      386            --           312           336           311       349
PA Municipals Portfolio                                  2,504            --         2,569         2,770         2,527     2,670
RI Municipals Portfolio                                    370            --           308           351           307       339
Small-Cap Growth Portfolio                                   9            --             8             8             8         9
Small-Cap Portfolio*                                        50            --            50            50            50        50
Small-Cap Value Portfolio*                                 390            --           390           390           390       390
SC Municipals Portfolio                                    373            --           309           349           308       341
South Asia Portfolio                                        --         5,000           104           112           103        --
Special Equities Portfolio                               1,151            --         1,455         1,464         1,426     1,467
Strategic Income Portfolio                               2,465            --         2,543         2,801         2,501     2,624
Tax-Managed Growth Portfolio                             6,495            --         5,778         6,118         5,711        --
Tax-Managed Int'l Growth Portfolio*                      1,404            --         1,657         1,795         1,620     1,651
Tax-Managed Mid-Cap Core Portfolio*                          3            --             2             3             2         3
Tax-Managed Multi-Cap Opportunity Portfolio                696            --           814           904           804       809
Tax-Managed Small-Cap Value Portfolio*                       3            --             2             3             2         3
Tax-Managed Value Portfolio*                             4,039            --         3,859         4,308         3,806     4,068
TN Municipals Portfolio                                    373            --           309           349           308       341
VA Municipals Portfolio                                  1,448            --         1,699         1,814         1,661     1,703
WV Municipals                                               37            --            31            35            31        34
Worldwide Health Sciences Portfolio                      5,831            --         5,333         5,933         5,277     5,707
Complex Total(1)/**                                   $160,000       $27,475      $162,500(2)   $180,000      $160,000  $160,000(3)
----------
  * Estimated for Portfolios which have not had a full year of operation.
 ** Complex total represents compensation for the calendar year ended December 31, 2002. It may not equal the sum of the amounts shown in the table, which represents compensation for each Fund's or Portfolio's recently completed fiscal year.
*** The unabbreviated names of the Trusts and Portfolios are listed in the Notice to this Proxy Statement.
(1) As of February 28, 2003, the Eaton Vance fund complex consisted of 191 registered investment companies or series thereof.
(2) Includes $60,000 of deferred compensation.
(3) Includes $16,000 of deferred compensation.

                                                                                                                         EXHIBIT D
                                                           AUDITOR FEES

                                                                                                 AUDIT FEES FOR    OTHER FEES FOR
                                                                                                  MOST RECENT       MOST RECENT
TRUST/FUND NAME                                                                 AUDITOR(1)(2)     FISCAL YEAR       FISCAL YEAR
---------------                                                                 -------------     -----------       -----------
Eaton Vance Growth Trust
    Atlanta Capital Intermediate Bond Fund ...................................    Deloitte            $11,120           $ 7,000
    Atlanta Capital Large-Cap Growth Fund ....................................    Deloitte              6,500             6,700
    Atlanta Capital Small-Cap Fund ...........................................    Deloitte              3,300             6,700
    Eaton Vance Asian Small Companies Fund ...................................    Deloitte              1,200             6,200
    Eaton Vance Growth Fund ..................................................      PWC                18,100             7,500
    Eaton Vance Information Age Fund .........................................      PWC                18,700             7,840
    Eaton Vance Large-Cap Growth Fund ........................................    Deloitte              1,200             6,700
    Eaton Vance Small-Cap Fund* ..............................................    Deloitte              1,200             6,700
    Eaton Vance Worldwide Health Sciences Fund ...............................      PWC                18,700             8,135

Eaton Vance Investment Trust
    Eaton Vance California Limited Maturity Municipals Fund ..................    Deloitte            $ 6,400           $ 5,870
    Eaton Vance Florida Limited Maturity Municipals Fund .....................    Deloitte              7,500             5,970
    Eaton Vance Massachusetts Limited Maturity Municipals Fund ...............    Deloitte              7,500             5,970
    Eaton Vance National Limited Maturity Municipals Fund ....................    Deloitte              9,400             6,270
    Eaton Vance New Jersey Limited Maturity Municipals Fund ..................    Deloitte              7,400             6,070
    Eaton Vance New York Limited Maturity Municipals Fund ....................    Deloitte              8,500             6,170
    Eaton Vance Ohio Limited Maturity Municipals Fund ........................    Deloitte              6,400             5,870
    Eaton Vance Pennsylvania Limited Maturity Municipals Fund ................    Deloitte              7,400             6,070

Eaton Vance Municipals Trust
    Eaton Vance Alabama Municipals Fund ......................................    Deloitte            $ 8,500           $ 6,170
    Eaton Vance Arizona Municipals Fund ......................................    Deloitte              8,500             6,170
    Eaton Vance Arkansas Municipals Fund .....................................    Deloitte              7,500             5,870
    Eaton Vance California Municipals Fund ...................................    Deloitte              9,400             6,370
    Eaton Vance Colorado Municipals Fund .....................................    Deloitte              7,500             5,970
    Eaton Vance Connecticut Municipals Fund ..................................    Deloitte              9,500             6,270
    Eaton Vance Florida Municipals Fund ......................................    Deloitte              9,500             6,270
    Eaton Vance Georgia Municipals Fund ......................................    Deloitte              8,500             6,170
    Eaton Vance Kentucky Municipals Fund .....................................    Deloitte              8,500             6,170
    Eaton Vance Louisiana Municipals Fund ....................................    Deloitte              7,500             5,970
    Eaton Vance Maryland Municipals Fund .....................................    Deloitte              8,500             6,170
    Eaton Vance Massachusetts Municipals Fund ................................    Deloitte              9,500             6,270
    Eaton Vance Michigan Municipals Fund .....................................    Deloitte              8,500             6,170
    Eaton Vance Minnesota Municipals Fund ....................................    Deloitte              7,500             5,970
    Eaton Vance Mississippi Municipals Fund ..................................    Deloitte              6,500             5,770
    Eaton Vance Missouri Municipals Fund .....................................    Deloitte              8,500             6,170
    Eaton Vance New Jersey Municipals Fund ...................................    Deloitte              9,500             6,270
    Eaton Vance New York Municipals Fund .....................................    Deloitte              9,500             6,270
    Eaton Vance North Carolina Municipals Fund ...............................    Deloitte              8,500             6,270
    Eaton Vance Ohio Municipals Fund .........................................    Deloitte              9,500             6,270
    Eaton Vance Oregon Municipals Fund .......................................    Deloitte              8,500             6,170
    Eaton Vance Pennsylvania Municipals Fund .................................    Deloitte              9,500             6,270
    Eaton Vance Rhode Island Municipals Fund .................................    Deloitte              7,400             6,070
    Eaton Vance South Carolina Municipals Fund ...............................    Deloitte              7,500             5,970
    Eaton Vance Tennessee Municipals Fund ....................................    Deloitte              7,500             5,970
    Eaton Vance Virginia Municipals Fund .....................................    Deloitte              9,500             6,270
    Eaton Vance West Virginia Municipals Fund ................................    Deloitte              6,400             5,870

Eaton Vance Municipals Trust II
    Eaton Vance Florida Insured Municipals Fund ..............................    Deloitte            $ 7,400           $ 6,070
    Eaton Vance Hawaii Municipals Fund .......................................    Deloitte              6,400             5,870
    Eaton Vance High Yield Municipals Fund ...................................    Deloitte              9,500             6,270
    Eaton Vance Kansas Municipals Fund .......................................    Deloitte              6,500             5,770

Eaton Vance Mutual Funds Trust
    Eaton Vance Cash Management Fund .........................................      PWC               $ 8,925           $ 4,495
    Eaton Vance Equity Research Fund .........................................      PWC                 9,600             7,370
    Eaton Vance Floating-Rate Fund ...........................................    Deloitte              8,900             6,870
    Eaton Vance Floating-Rate High Income Fund ...............................    Deloitte              8,900             6,870
    Eaton Vance Government Obligations Fund ..................................      PWC                18,100             8,915
    Eaton Vance High Income Fund .............................................    Deloitte              9,400             6,370
    Eaton Vance Low Duration Fund ............................................      PWC                 5,000             7,000
    Eaton Vance Money Market Fund ............................................      PWC                 8,925             4,480
    Eaton Vance Municipal Bond Fund ..........................................    Deloitte             23,100             7,590
    Eaton Vance Strategic Income Fund ........................................      PWC                18,250            10,430
    Eaton Vance Tax Free Reserves ............................................      PWC                20,375             4,480
    Eaton Vance Tax-Managed Equity Asset Allocation Fund .....................    Deloitte             12,820            14,170
    Eaton Vance Tax-Managed Growth Fund 1.1 ..................................    Deloitte              9,500             6,270
    Eaton Vance Tax-Managed Growth Fund 1.2 ..................................    Deloitte              9,500             6,270
    Eaton Vance Tax-Managed International Growth Fund ........................    Deloitte              8,900             6,770
    Eaton Vance Tax-Managed Mid-Cap Core Fund ................................    Deloitte              4,900             6,670
    Eaton Vance Tax-Managed Multi-Cap Opportunity Fund .......................    Deloitte              6,900             6,770
    Eaton Vance Tax-Managed Small-Cap Value Fund .............................    Deloitte              4,900             6,770
    Eaton Vance Tax-Managed Value Fund .......................................    Deloitte              8,900             6,770

Eaton Vance Series Trust
    Eaton Vance Tax-Managed Growth Fund 1.0 ..................................    Deloitte            $ 9,500           $ 6,270

Eaton Vance Special Investment Trust
    Eaton Vance Balanced Fund ................................................      PWC               $18,100           $ 9,065
    Eaton Vance Emerging Markets Fund ........................................    Deloitte              9,300             6,870
    Eaton Vance Greater India Fund ...........................................    Deloitte              5,800             6,470
    Eaton Vance Large-Cap Core Fund* .........................................    Deloitte              5,300             6,670
    Eaton Vance Small-Cap Growth Fund ........................................      PWC                10,350             8,190
    Eaton Vance Small-Cap Value Fund* ........................................    Deloitte              1,200             6,670
    Eaton Vance Special Equities Fund ........................................      PWC                18,100             7,630

Portfolios
    Alabama Municipals Portfolio .............................................    Deloitte            $17,120           $ 3,800
    Arizona Municipals Portfolio .............................................    Deloitte             17,120             3,800
    Arkansas Municipals Portfolio ............................................    Deloitte             15,220             3,800
    Asian Small Companies Portfolio ..........................................    Deloitte             27,120             5,000
    California Limited Maturity Municipals Portfolio .........................    Deloitte             13,120             3,800
    California Municipals Portfolio ..........................................    Deloitte             35,820             3,800
    Capital Growth Portfolio .................................................      PWC                25,975             5,980
    Cash Management Portfolio ................................................      PWC                27,875             5,150
    Colorado Municipals Portfolio ............................................    Deloitte             15,220             3,800
    Connecticut Municipals Portfolio .........................................    Deloitte             21,120             3,800
    Emerging Markets Portfolio ...............................................    Deloitte             46,320             6,840
    Floating Rate Portfolio ..................................................    Deloitte             62,020             3,800
    Florida Insured Municipals Portfolio .....................................    Deloitte             15,220             3,800
    Florida Limited Maturity Municipals Portfolio ............................    Deloitte             15,220             3,800
    Florida Municipals Portfolio .............................................    Deloitte             35,820             3,800
    Georgia Municipals Portfolio .............................................    Deloitte             17,120             3,800
    Government Obligations Portfolio .........................................      PWC                43,975             6,190
    Growth Portfolio .........................................................      PWC                26,775             4,840
    Hawaii Municipals Portfolio ..............................................    Deloitte             13,120             3,800
    High Income Portfolio ....................................................    Deloitte             62,920             4,600
    High Yield Municipals Portfolio ..........................................    Deloitte             35,820             3,800
    Information Age Portfolio ................................................      PWC                27,900             5,070
    Investment Portfolio .....................................................      PWC                 7,500             3,000
    Investment Grade Income Portfolio ........................................      PWC                37,275             6,090
    Kansas Municipals Portfolio ..............................................    Deloitte             13,120             3,800
    Kentucky Municipals Portfolio ............................................    Deloitte             17,120             3,800
    Large-Cap Core Portfolio* ................................................    Deloitte             16,120             4,180
    Large-Cap Growth Portfolio ...............................................    Deloitte             13,120             3,800
    Louisiana Municipals Portfolio ...........................................    Deloitte             15,220             3,800
    Maryland Municipals Portfolio ............................................    Deloitte             19,020             3,800
    Massachusetts Limited Maturity Municipals Portfolio ......................    Deloitte             15,220             3,800
    Massachusetts Municipals Portfolio .......................................    Deloitte             21,120             3,800
    Michigan Municipals Portfolio ............................................    Deloitte             19,020             3,800
    Minnesota Municipals Portfolio ...........................................    Deloitte             15,220             3,800
    Mississippi Municipals Portfolio .........................................    Deloitte             13,120             3,800
    Missouri Municipals Portfolio ............................................    Deloitte             17,120             3,800
    National Limited Maturity Municipals Portfolio ...........................    Deloitte             21,120             3,800
    New Jersey Limited Maturity Municipals Portfolio .........................    Deloitte             15,220             3,800
    New Jersey Municipals Portfolio ..........................................    Deloitte             35,820             3,700
    New York Limited Maturity Municipals Portfolio ...........................    Deloitte             17,120             3,800
    New York Municipals Portfolio ............................................    Deloitte             35,820             3,800
    North Carolina Municipals Portfolio ......................................    Deloitte             19,020             3,800
    Ohio Limited Maturity Municipals Portfolio ...............................    Deloitte             13,120             3,800
    Ohio Municipals Portfolio ................................................    Deloitte             21,120             3,800
    Oregon Municipals Portfolio ..............................................    Deloitte             19,020             3,800
    Pennsylvania Limited Maturity Municipals Portfolio .......................    Deloitte             15,220             3,800
    Pennsylvania Municipals Portfolio ........................................    Deloitte             35,820             3,800
    Rhode Island Municipals Portfolio ........................................    Deloitte             15,220             3,800
    Small-Cap Growth Portfolio ...............................................      PWC                13,025             5,910
    Small-Cap Portfolio ......................................................    Deloitte             13,120             3,800
    Small-Cap Value Portfolio* ...............................................    Deloitte             15,520             3,700
    South Asia Portfolio .....................................................    Deloitte             23,120             4,600
    South Carolina Municipals Portfolio ......................................    Deloitte             15,222             3,800
    Special Equities Portfolio ...............................................      PWC                27,375             4,925
    Strategic Income Portfolio ...............................................      PWC                83,600             7,195
    Tax-Managed Growth Portfolio .............................................    Deloitte             75,920             5,100
    Tax-Managed International Growth Portfolio ...............................    Deloitte             23,120             3,700
    Tax-Managed Mid-Cap Core Portfolio .......................................    Deloitte             15,520             3,700
    Tax-Managed Multi-Cap Opportunity Portfolio ..............................    Deloitte             20,820             3,800
    Tax-Managed Small-Cap Value Portfolio ....................................    Deloitte             15,520             3,700
    Tax-Managed Value Portfolio ..............................................    Deloitte             53,620             3,800
    Tennessee Municipals Portfolio ...........................................    Deloitte             15,220             3,800
    Virginia Municipals Portfolio ............................................    Deloitte             21,120             3,800
    West Virginia Municipals .................................................    Deloitte             13,120             3,800
    Worldwide Health Sciences Portfolio ......................................      PWC                34,000             4,995
----------
(1) PWC refers to PricewaterhouseCoopers LLP
(2) Deloitte refers to Deloitte & Touche LLP
  * As of February 28, 2003, the Fund or Portfolio had not completed its first year of operations. No fees have been billed to date. Listed fees are estimates.

                                                                                                                         EXHIBIT E
                                                        OFFICER BIOGRAPHIES

                                                            TERM OF
                                    POSITION(s)           OFFICE AND
NAME, ADDRESS AND                    HELD WITH             LENGTH OF
DATE OF BIRTH(1)                      FUND(4)             TIME SERVED      PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS(2)
----------------                      -------             -----------      -----------------------------------------------

WILLIAM H. AHERN, JR.             Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 35
DOB: 7/28/59                                                               registered investment companies managed by Eaton Vance or
                                                                           BMR.

MICHELLE A. ALEXANDER                Treasurer           See Exhibit F     Vice President of Eaton Vance and BMR. Chief Financial
DOB: 8/25/69                                                               Officer of Belair Capital Fund LLC, Belcrest Capital Fund
                                                                           LLC, Belmar Capital Fund LLC and Belport Capital Fund LLC
                                                                           (private investment companies sponsored by EVM). Officer
                                                                           of 85 registered investment companies managed by Eaton
                                                                           Vance or BMR.

KRISTIN S. ANAGNOST                  Treasurer           See Exhibit F     Assistant Vice President of Eaton Vance and BMR. Officer
DOB: 6/12/65                                                               of 110 registered investment companies managed byEaton
                                                                           Vance or BMR.

WILLIAM J. AUSTIN, JR.               Treasurer           See Exhibit F     Assistant Vice President of Eaton Vance and BMR. Officer
DOB: 12/27/51                                                              of 59 registered investment companies managed by Eaton
                                                                           Vance or BMR.

DANIEL W. BOONE, III              Vice President         See Exhibit F     Managing Partner and member of the Executive Committee of
DOB: 7/3/44                                                                Atlanta Capital. Officer of 1 registered investment
                                                                           company managed by Eaton Vance or BMR.

BARBARA E. CAMPBELL                  Treasurer           See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 191
DOB: 6/19/57                                                               registered investment companies managed by Eaton Vance or
                                                                           BMR.

KIERSTEN CHRISTENSEN              Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Equity analyst at
DOB: 10/21/65                                                              Eaton Vance since August 2000 and prior thereto was a
                                                                           portfolio manager and equity analyst at Lloyd George
                                                                           Investment Management (Bermuda) Limited. Officer of 1
                                                                           registered investment company managed by Eaton Vance or
                                                                           BMR.

CYNTHIA J. CLEMSON                Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 20
DOB: 3/2/63                                                                registered investment companies managed by Eaton Vance or
                                                                           BMR.

GREGORY L. COLEMAN                Vice President         See Exhibit F     Partner of Atlanta Capital. Officer of 10 registered
DOB: 10/28/49                                                              investment companies managed by Eaton Vance or BMR.

ARIEH COLL                        Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 3
DOB: 11/9/63                                                               registered investment companies managed by Eaton Vance or
                                                                           BMR.

ALAN R. DYNNER                       Secretary           See Exhibit F     Vice President, Secretary and Chief Legal Officerof BMR,
DOB: 10/10/40                                                              Eaton Vance, EVD, EV and EVC. Officer of 191 registered
                                                                           investment companies managed by Eaton Vance or BMR
..

THOMAS E. FAUST JR.                President or          See Exhibit F     Executive Vice President of Eaton Vance, BMR, EVC and EV.
DOB: 5/31/58                      Vice President                           Chief Investment Officer of Eaton Vance and BMR and
                                                                           Director of EVC. Chief Executive Officer of Belair
                                                                           Capital Fund LLC, Belcrest Capital Fund LLC, Belmar
                                                                           Capital Fund LLC and Belport Capital Fund LLC (private
                                                                           investment companies sponsored by Eaton Vance). Officer
                                                                           of 51 registered investment companies managed by Eaton
                                                                           Vance or BMR.

THOMAS J. FETTER                   President or          See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 127
DOB: 8/20/43                      Vice President                           registered investment companies managed by Eaton Vance or
                                                                           BMR.

WILLIAM R. HACKNEY, III           Vice President         See Exhibit F     Managing Partner and member of the Executive Committee of
DOB: 4/12/48                                                               Atlanta Capital. Officer of 3 registered investment
                                                                           companies by Eaton Vance or BMR.

THOMAS P. HUGGINS                 Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 7
DOB: 3/7/66                                                                registered investment companies managed by Eaton Vance or
                                                                           BMR.

MARILYN ROBINSON IRVIN            Vice President         See Exhibit F     Senior Vice President and Principal of Atlanta Capital.
DOB: 6/17/58                                                               Officer of 1 registered investment company managed by
                                                                           Eaton Vance or BMR.

SAMUEL D. ISALY(3)                 President or          See Exhibit F     Managing Partner of OrbiMed Advisors LLC. Officer of 5
DOB: 3/12/45                      Vice President                           registered investment companies managed by Eaton Vance or
                                                                           BMR.

ELIZABETH S. KENYON                  President           See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 2
DOB: 9/8/59                                                                registered investment companies managed by Eaton Vance or
                                                                           BMR.

WILLIAM WALTER RALEIGH KERR(3)    Vice President         See Exhibit F     Director, Finance Director and Chief Operating Officer of
DOB: 8/17/50                                                               Lloyd George Investment Management (Bermuda) Limited.
                                                                           Director of LGM. Officer of 4 registered investment
                                                                           companies managed by Eaton Vance or BMR.

DUKE LAFLAMME                     Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 12
DOB: 7/8/69                                                                registered investment companies managed by Eaton Vance or
                                                                           BMR.

MARTHA G. LOCKE                   Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 5
DOB: 6/21/52                                                               registered investment companies managed by Eaton Vance or
                                                                           BMR.

THOMAS H. LUSTER                  Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 14
DOB: 4/8/62                                                                registered investment companies managed by Eaton Vance or
                                                                           BMR.

MICHAEL R. MACH                   Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Previously,
DOB: 7/15/47                                                               Managing Director and Senior Analyst for Robertson
                                                                           Stephens (1998-1999). Officer of 24 registered investment
                                                                           companies managed by Eaton Vance or BMR.

ROBERT B. MACINTOSH               Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 126
DOB: 1/22/57                                                               registered investment companies managed by Eaton Vance or
                                                                           BMR.

PAUL J. MARSHALL                  Vice President         See Exhibit F     Vice President of Atlanta Capital. Portfolio manager for
DOB: 5/2/65                                                                Bank of America Capital Management (1995-2000). Officer
                                                                           of 2 registered investment companies managed by Eaton
                                                                           Vance or BMR.

THOMAS M. METZOLD                 Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 9
DOB: 8/3/58                                                                registered investment companies managed by Eaton Vance or
                                                                           BMR.

JAMES L. O'CONNOR                    Treasurer           See Exhibit F     Vice President of BMR, Eaton Vance and EVD. Officer of
DOB: 4/1/45                                                                113 registered investment companies managed by Eaton
                                                                           Vance or BMR.

SCOTT H. PAGE                      President or          See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 11
DOB: 11/30/59                     Vice President                           registered investment companies managed by Eaton Vance or
                                                                           BMR.

LEWIS R. PIANTEDOSI               Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Equity Analyst at
DOB: 8/10/65                                                               Eaton Vance since May 1999. Previously, Partner and
                                                                           Equity Analyst for Freedom Capital Management
                                                                           (1996-1999). Officer of 1 registered investment company
                                                                           managed by Eaton Vance or BMR.

GEORGE C. PIERIDES                Vice President         See Exhibit F     Managing Director of Fox. Officer of 2 registered
DOB: 12/16/57                                                              investment companies managed by Eaton Vance or BMR
..

CHARLES B. REED                   Vice President         See Exhibit F     Vice President of Atlanta Capital. Portfolio manager with
DOB: 10/9/65                                                               the Florida State Board of Administration (1995-1998).
                                                                           Officer of 2 registered investment companies managed by
                                                                           Eaton Vance or BMR.

DUNCAN W. RICHARDSON               President or          See Exhibit F     Senior Vice President and Chief Equity InvestmentOfficer
DOB: 10/26/57                     Vice President                           of Eaton Vance and BMR. Officer of 41 registered
                                                                           investment companies managed by Eaton Vance or BMR.

WALTER A. ROW, III                Vice President         See Exhibit F     Director of Equity Research and a Vice President of Eaton
DOB: 7/20/57                                                               Vance and BMR. Officer of 22 registered investment
                                                                           companies managed by Eaton Vance or BMR.

JUDITH A. SARYAN                  Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Previously,
DOB: 8/21/54                                                               Portfolio Manager and Equity Analyst for State Street
                                                                           Global Advisors (1980-1999). Officer of 23 registered
                                                                           investment companies managed by Eaton Vance or BMR.

SUSAN SCHIFF                      Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 25
DOB: 3/13/61                                                               registered investment companies managed by Eaton Vance or
                                                                           BMR.

ZAHEER SITABKHAN(3)               Vice President         See Exhibit F     Director of Lloyd George Investment Management (Bermuda)
DOB: 1/17/65                                                               Limited. Officer of 2 registered investment companies
                                                                           managed by Eaton Vance or BMR.

EDWARD E. SMILEY, JR.             Vice President         See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 37
DOB: 10/5/44                                                               registered investment companies managed by Eaton Vance or
                                                                           BMR.

PAYSON F. SWAFFIELD                President or          See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 11
DOB: 8/13/56                      Vice President                           registered investment companies managed by Eaton Vance or
                                                                           BMR.

MARK VENEZIA                         President           See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 3
DOB: 5/23/49                                                               registered investment companies managed by Eaton Vance or
                                                                           BMR.

MICHAEL W. WEILHEIMER              President or          See Exhibit F     Vice President of Eaton Vance and BMR. Officer of 8
DOB: 2/11/61                      Vice President                           registered investment companies managed by Eaton Vance or
                                                                           BMR.

JAMES A. WOMACK                   Vice President         See Exhibit F     Vice President of Atlanta Capital. Officer of 10
DOB: 11/20/68                                                              registered investment companies managed by Eaton Vance or
                                                                           BMR.
------------
(1) The business address of each officer is The Eaton Vance Building, 255 State Street, Boston, MA 02109 with the exception of of
    William Kerr, Samuel Isaly and Zaheer Sitabkhan.
(2) Includes both master and feeder-funds in master-feeder structure.
(3) The business address for William Kerr and Zaheer Sitabkhan is 3808 One Exchange Square, Central, Hong Kong and the business address of Samuel Isaly is 767 3rd Avenue, New York, NY 10017.
(4) See Exhibit F for the specific offices held in the Funds and Portfolios that each officer serves on.

                                                                                                                         EXHIBIT F
                                  POSITIONS HELD AND YEAR OF ORIGINAL ELECTION AS TRUSTEE/OFFICER

                                                 INTERESTED TRUSTEES(2)                       NONINTERESTED TRUSTEES(2)
                                            ---------------------------------  ----------------------------------------------------
                                                         LLOYD
TRUSTS(3)                                   BIBLIOWICZ   GEORGE     HAWKES        CHEN      DWIGHT      HAYES     REAMER      STOUT

Growth .....................................   1998        --       T-1989         --        1989       1989       1989       1998

Investment .................................   1998        --      T/VP-1985       --        1986       1986       1985       1998
Municipals .................................   1998        --      T/VP-1985       --        1986       1986       1985       1998
Municipals II ..............................   1998        --      T/VP-1993       --        1993       1993       1993       1998
Mutual Funds ...............................   1998        --       T-1991         --        1986       1986       1986       1998
Series .....................................   1998        --       T-1997         --        1996       1996       1996        --

Special Investment .........................   1998        --       T-1989         --        1989       1989       1989       1998

PORTFOLIOS(3)
AL Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

AR Municipals ..............................   1998        --      T/VP-1992       --        1993       1993       1993       1998

Asian Small Companies ......................    --      T/P-1996   T/VP-1996      1996       1996       1996       1996       1998

AZ Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

CA Ltd. Maturity Municipals ................   1998        --      T/VP-1992       --        1992       1992       1992       1998

CA Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

Capital Growth .............................   2000        --       T-2000         --        2000       2000       2000       2000

Cash Management ............................   1998        --       T-1993         --        1993       1993       1993       1998

CO Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

CT Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

Emerging Markets ...........................    --      T/P-1994   T/VP-1994      1994       1996       1994       1996        --

FL Insured Municipals ......................   1998        --      T/VP-1993       --        1993       1993       1993       1998

FL Ltd. Maturity Municipals ................   1998        --      T/VP-1992       --        1992       1992       1992       1998

FL Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

Floating Rate ..............................   2000        --       T-2000         --        2000       2000       2000       2000

GA Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

Gov't Obligations ..........................   1998        --       T-1992         --        1993       1993       1993       1998

Growth .....................................   1998        --       T-1993         --        1993       1993       1993       1998

HI Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

High Income ................................   1998        --       T-1992         --        1993       1993       1993       1998

High Yield Municipals ......................   1998        --      T/VP-1995       --        1995       1995       1995       1998

Information Age ............................    --       T-1996     T-1995        1996       1995       1995       1995       1998
                                                         VP-1995
Investment .................................   2002        --       T-2002         --        2002       2002       2002       2002
Investment Grade Income ....................   2000        --       T-2000         --        2000       2000       2000       2000

KS Municipals ..............................   1998        --      T/VP-1993       --        1993       1993       1993       1998

KY Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

LA Municipals ..............................   1998        --      T/VP-1992       --        1993       1993       1993       1998

Large-Cap Core .............................   2002        --       T-2002         --        2002       2002       2002       2002
Large-Cap Growth ...........................   2001        --      T/P-2001        --        2001       2001       2001       2001

MA Ltd. Maturity Municipals ................   1998        --      T/VP-1992       --        1992       1992       1992       1998

MA Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

MD Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

MI Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

MN Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

MO Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

MS Municipals ..............................   1998        --      T/VP-1992       --        1993       1993       1993       1998

Nat'l Ltd. Maturity Municipals .............   1998        --      T/VP-1992       --        1992       1992       1992       1998

NC Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

NJ Ltd. Maturity Municipals ................   1998        --      T/VP-1992       --        1992       1992       1992       1998

NJ Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

NY Ltd. Maturity Municipals ................   1998        --      T/VP-1992       --        1992       1992       1992       1998

NY Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

OH Ltd. Maturity Municipals ................   1998        --      T/VP-1992       --        1992       1992       1992       1998

OH Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

OR Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

PA Ltd. Maturity Municipals ................   1998        --      T/VP-1992       --        1992       1992       1992       1998

PA Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

RI Municipals ..............................   1998        --      T/VP-1992       --        1993       1993       1993       1998

SC Municipals ..............................   1998        --      T/VP-1992       --        1993       1993       1993       1998

Small-Cap ..................................   2001        --      T/P-2001        --        2001       2001       2001       2001

Small-Cap Growth ...........................   2000        --       T-2000         --        2000       2000       2000       2000

Small-Cap Value ............................   2002        --      T/P-2002        --        2002       2002       2002       2002
South Asia .................................    --      T/P-1994   T/VP-1994      1994       1996       1994       1996        --

Special Equities ...........................   1998        --       T-1992         --        1993       1993       1993       1998

Strategic Income ...........................   1998        --       T-1992         --        1993       1993       1993       1998

Tax-Managed Growth .........................   1998        --       T-1997         --        1995       1995       1995        --

Tax-Managed Int'l Growth ...................   1998        --       T-1998         --        1998       1998       1998       1998

Tax-Managed Mid-Cap Core ...................   2001        --      T/P-2001        --        2001       2001       2001       2001

Tax-Managed Multi-Cap Opportunity ..........   2000        --       T-2000         --        2000       2000       2000       2000

Tax-Managed Small-Cap Value ................   2001        --      T/P-2001        --        2001       2001       2001       2001

Tax-Managed Value ..........................   2001        --       T-2001         --        2001       2001       2001       2001

TN Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

VA Municipals ..............................   1998        --      T/VP-1992       --        1992       1992       1992       1998

Worldwide Health Sciences ..................   1998        --       T-1996         --        1996       1996       1996       1998

WV Municipals ..............................   1998        --      T/VP-1992       --        1993       1993       1993       1998





                                                                               OFFICERS(2)
                                               -------------------------------------------------------------------------------
TRUSTS(3)                                      AHERN   ALEXANDER  ANAGNOST   AUSTIN    BOONE    CAMPBELL CHRISTENSE CLEMSON

Growth .....................................    --         --        --        --        --        --        --        --

Investment .................................    --         --        --        --        --        --        --        --
Municipals .................................    --         --        --        --        --        --        --        --
Municipals II ..............................    --         --        --        --        --        --        --        --
Mutual Funds ...............................  VP-1995      --        --        --        --        --        --        --
Series .....................................    --     Treas.-2002   --        --        --        --        --        --
                                                        AT-1998
Special Investment .........................    --         --        --        --        --        --        --        --

PORTFOLIOS(3)
AL Municipals ..............................  VP-1997      --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1993
AR Municipals ..............................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1993
Asian Small Companies ......................    --         --        --    Treas.-2002   --        --        --        --
                                                                            AT-1996
AZ Municipals ..............................    --         --        --        --        --    Treas.-2002   --     VP-1995
                                                                                                AT-1993
CA Ltd. Maturity Municipals ................    --         --        --    Treas.-2002   --        --        --     VP-1997
                                                                            AT-1998
CA Municipals ..............................    --         --    Treas.-2002   --        --        --        --     VP-1995
                                                                  AT-1998
Capital Growth .............................    --         --        --    Treas.-2002   --        --        --        --
                                                                            AT-2000
Cash Management ............................    --         --    Treas.-2002    --        --        --        --        --
                                                                  AT-1998
CO Municipals ..............................  VP-1997      --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
CT Municipals ..............................  VP-1997      --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
Emerging Markets ...........................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
FL Insured Municipals ......................    --         --    Treas.-2002   --        --        --        --     VP-1998
                                                                  AT-1998
FL Ltd. Maturity Municipals ................    --         --        --    Treas.-2002   --        --        --     VP-1998
                                                                            AT-1998
FL Municipals ..............................    --         --        --        --        --    Treas.-2002   --     VP-1998
                                                                                                AT-1993
Floating Rate ..............................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-2000
GA Municipals ..............................    --         --        --        --        --    Treas.-2002   --     VP-1995
                                                                                                AT-1993
Gov't Obligations ..........................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1998
Growth .....................................    --         --        --    Treas.-2002   --        --        --        --
                                                                            AT-1993
HI Municipals ..............................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
High Income ................................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1993
High Yield Municipals ......................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1995
Information Age ............................    --         --        --    Treas.-2002   --        --        --        --
                                                                            AT-2001
Investment .................................    --         --        --        --        --    Treas.-2002   --        --
Investment Grade Income ....................    --         --        --    Treas.-2002   --        --        --        --
                                                                            AT-2000
KS Municipals ..............................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
KY Municipals ..............................  VP-1998      --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1993
LA Municipals ..............................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
Large-Cap Core .............................    --     Treas.-2002   --        --        --        --        --        --
Large-Cap Growth ...........................    --         --    Treas.-2002   --     VP-2001      --        --        --
                                                                  AT-2001
MA Ltd. Maturity Municipals ................  VP-1997      --        --    Treas.-2002   --        --        --        --
                                                                            AT-1998
MA Municipals ..............................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
MD Municipals ..............................  VP-2000      --        --        --        --    Treas.-2002   --        --
                                                                                                 AT-1993
MI Municipals ..............................  VP-2000      --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1993
MN Municipals ..............................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
MO Municipals ..............................    --         --    Treas.-2002   --        --        --        --     VP-1995
                                                                  AT-1998
MS Municipals ..............................    --         --    Treas.-2002   --        --        --        --     VP-1995
                                                                  AT-1998
Nat'l Ltd. Maturity Municipals .............  VP-1997      --        --    Treas.-2002   --        --        --        --
                                                                            AT-1998
NC Municipals ..............................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1993
NJ Ltd. Maturity Municipals ................  VP-1995      --        --    Treas.-2002   --        --        --        --
                                                                            AT-1998
NJ Municipals ..............................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
NY Ltd. Maturity Municipals ................  VP-1997      --        --    Treas.-2002   --        --        --        --
                                                                            AT-1998
NY Municipals ..............................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
OH Ltd. Maturity Municipals ................  VP-1995      --        --    Treas.-2002   --        --        --        --
                                                                            AT-1998
OH Municipals ..............................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1993
OR Municipals ..............................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
PA Ltd. Maturity Municipals ................    --         --        --    Treas.-2002   --        --        --     VP-2000
                                                                            AT-1998
PA Municipals ..............................    --         --        --        --        --    Treas.-2002   --     VP-2000
                                                                                               AT-1993
RI Municipals ..............................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
SC Municipals ..............................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1993
Small-Cap ..................................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-2001
Small-Cap Growth ...........................    --         --        --    Treas.-2002   --        --        --        --
                                                                            AT-2000
Small-Cap Value ............................    --         --        --        --        --    Treas.-2002   --        --
South Asia .................................    --         --        --    Treas.-2002   --        --        --        --
                                                                            AT-2000
Special Equities ...........................    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-1998
Strategic Income ...........................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1998
Tax-Managed Growth .........................    --     Treas.-2002   --        --        --        --        --        --
                                                        AT-1998
Tax-Managed Int'l Growth ...................    --         --    Treas.-2002   --        --        --     VP-2002      --
                                                                  AT-1998
Tax-Managed Mid-Cap Core ...................    --     Treas.-2002   --        --        --        --        --        --
                                                        AT-2001
Tax-Managed Multi-Cap Opportunity ..........    --         --    Treas.-2002   --        --        --        --        --
                                                                  AT-2000
Tax-Managed Small-Cap Value ................    --     Treas.-2002   --        --        --        --        --        --
                                                        AT-2001
Tax-Managed Value ..........................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-2001
TN Municipals ..............................    --         --    Treas.-2002   --        --        --        --     VP-1995
                                                                  AT-1998
VA Municipals ..............................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1993
Worldwide Health Sciences ..................    --         --        --        --        --    Treas.-2002   --        --
                                                                                                AT-1996
WV Municipals ..............................    --         --        --        --        --    Treas.-2002   --        --





                                                            OFFICERS(2)
                                            -----------------------------------------------------
TRUSTS(3)                                    COLEMAN     COLL    DYNNER(1)  FAUST     FETTER

Growth ..................................... VP-2001      --       1997     P-2002      --
                                                                           VP-1999
Investment .................................    --        --       1997       --      P-1990
Municipals .................................    --        --       1997       --      P-1993
Municipals II ..............................    --        --       1997       --      P-1993
Mutual Funds ...............................    --        --       1997     P-2002   VP-1997
Series .....................................    --        --       1997    VP-1998      --

Special Investment .........................    --        --       1997     P-2002      --

PORTFOLIOS(3)
AL Municipals ..............................    --        --       1997       --      P-1993

AR Municipals ..............................    --        --       1997       --      P-1993

Asian Small Companies ......................    --        --       1997       --        --

AZ Municipals ..............................    --        --       1997       --      P-1993

CA Ltd. Maturity Municipals ................    --        --       1997       --      P-1992

CA Municipals ..............................    --        --       1997       --      P-1993

Capital Growth .............................    --     VP-2000     2000       --        --

Cash Management ............................     --       --       1997       --        --

CO Municipals ..............................    --        --       1997       --      P-1993

CT Municipals ..............................    --        --       1997       --      P-1993

Emerging Markets ...........................    --        --       1997       --        --

FL Insured Municipals ......................    --        --       1997       --      P-1993

FL Ltd. Maturity Municipals ................    --        --       1997       --      P-1992

FL Municipals ..............................    --        --       1997       --      P-1993

Floating Rate ..............................    --        --       2000       --        --

GA Municipals ..............................    --        --       1997       --      P-1993

Gov't Obligations ..........................    --        --       1997       --        --

Growth .....................................    --     VP-2000     1997       --        --

HI Municipals ..............................    --        --       1997       --      P-1992

High Income ................................    --        --       1997       --        --

High Yield Municipals ......................    --        --       1997       --      P-1995

Information Age ............................    --        --       1997       --        --

Investment .................................    --        --       2002       --        --
Investment Grade Income ....................    --        --       2000       --        --

KS Municipals ..............................    --        --       1997       --      P-1993

KY Municipals ..............................    --        --       1997       --      P-1993

LA Municipals ..............................    --        --       1997       --      P-1993

Large-Cap Core .............................    --        --       2002       --        --
Large-Cap Growth ...........................    --        --       2001    VP-2001      --

MA Ltd. Maturity Municipals ................    --        --       1997       --      P-1992

MA Municipals ..............................    --        --       1997       --      P-1993

MD Municipals ..............................    --        --       1997       --      P-1993

MI Municipals ..............................    --        --       1997       --      P-1993

MN Municipals ..............................    --        --       1997       --      P-1993

MO Municipals ..............................    --        --       1997       --      P-1993

MS Municipals ..............................    --        --       1997       --      P-1993

Nat'l Ltd. Maturity Municipals .............    --        --       1997       --      P-1992

NC Municipals ..............................    --        --       1997       --      P-1993

NJ Ltd. Maturity Municipals ................    --        --       1997       --      P-1992

NJ Municipals ..............................    --        --       1997       --      P-1993

NY Ltd. Maturity Municipals ................    --        --       1997       --      P-1992

NY Municipals ..............................    --        --       1997       --      P-1993

OH Ltd. Maturity Municipals ................    --        --       1997       --      P-1992

OH Municipals ..............................    --        --       1997       --      P-1993

OR Municipals ..............................    --        --       1997       --      P-1993

PA Ltd. Maturity Municipals ................    --        --       1997       --      P-1992

PA Municipals ..............................    --        --       1997       --      P-1993

RI Municipals ..............................    --        --       1997       --      P-1993

SC Municipals ..............................    --        --       1997       --      P-1993

Small-Cap ..................................    --        --       2001    VP-2001      --

Small-Cap Growth ...........................    --        --       2000       --        --

Small-Cap Value ............................    --        --       2002    VP-2002      --
South Asia .................................    --        --       1997       --        --

Special Equities ...........................    --        --       1997       --        --

Strategic Income ...........................    --        --       1997       --        --

Tax-Managed Growth .........................    --        --       1997    VP-2002      --

Tax-Managed Int'l Growth ...................    --        --       1998       --        --

Tax-Managed Mid-Cap Core ...................    --        --       2001    VP-2001      --

Tax-Managed Multi-Cap Opportunity ..........    --     VP-2000     2000       --        --

Tax-Managed Small-Cap Value ................    --        --       2001    VP-2001      --

Tax-Managed Value ..........................    --        --       2001       --        --

TN Municipals ..............................    --        --       1997       --      P-1993

VA Municipals ..............................    --        --       1997       --      P-1993

Worldwide Health Sciences ..................    --        --       1997       --        --

WV Municipals ..............................    --        --       1997       --      P-1993

 POSITIONS HELD AND YEAR OF ORIGINAL ELECTION AS TRUSTEE/OFFICER -- CONTINUED

                                                                  OFFICERS(2)
                             -----------------------------------------------------------------------------------------
TRUSTS(3)                     HACKNEY   HUGGINS    IRVIN     ISALY     KENYON     KERR    LAFLAMME   LOCKE     LUSTER

Growth ......................    --        --        --        --        --        --        --        --        --
Investment ..................    --        --        --        --        --        --        --        --        --
Municipals ..................    --        --        --        --        --        --        --        --        --
Municipals II ...............    --        --        --        --        --        --        --        --        --
Mutual Funds ................    --        --        --        --        --        --        --        --        --
Series ......................    --        --        --        --        --        --        --        --        --
Special Investment ..........    --        --        --        --        --        --     VP-2001      --     VP-2002

PORTFOLIOS(3)

AL Municipals ...............    --        --        --        --        --        --        --        --        --
AR Municipals ...............    --        --        --        --        --        --        --        --        --
Asian Small Companies .......    --        --        --        --        --     VP-1996      --        --        --
AZ Municipals ...............    --        --        --        --        --        --        --        --        --
CA Ltd. Maturity Municipals .    --        --        --        --        --        --        --        --        --
CA Municipals ...............    --        --        --        --        --        --        --        --        --
Capital Growth ..............    --        --        --        --        --        --        --        --        --
Cash Management .............    --        --        --        --      P-2002      --        --        --     VP-2002
                                                                      VP-2001
CO Municipals ...............    --        --        --        --        --        --        --        --        --
CT Municipals ...............    --        --        --        --        --        --        --        --        --
Emerging Markets ............    --        --        --        --        --     VP-1994      --        --        --
FL Insured Municipals .......    --        --        --        --        --        --        --        --        --
FL Ltd. Maturity Municipals .    --        --        --        --        --        --        --        --        --
FL Municipals ...............    --        --        --        --        --        --        --        --        --
Floating Rate ...............    --        --        --        --        --        --        --        --        --

GA Municipals ...............    --        --        --        --        --        --        --        --        --
Gov't Obligations ...........    --        --        --        --        --        --        --        --        --

Growth ......................    --        --        --        --        --        --        --        --        --
HI Municipals ...............    --        --        --        --        --        --        --        --        --
High Income .................    --     VP-2000      --        --        --        --        --        --        --

High Yield Municipals .......    --        --        --        --        --        --        --        --        --
Information Age .............    --        --        --        --        --        --        --     VP-2001      --
Investment ..................    --        --        --        --        --        --        --        --        --
Investment Grade Income .....    --        --        --        --      P-2002      --        --        --     VP-2002
                                                                      VP-2001
KS Municipals ...............    --        --        --        --        --        --        --        --        --
KY Municipals ...............    --        --        --        --        --        --        --        --        --
LA Municipals ...............    --        --        --        --        --        --        --        --        --
Large-Cap Core ..............    --        --        --        --        --        --        --        --        --
Large-Cap Growth ............ VP-2001      --     VP-2001      --        --        --        --        --        --
MA Ltd. Maturity Municipals .    --        --        --        --        --        --        --        --        --
MA Municipals ...............    --        --        --        --        --        --        --        --        --
MD Municipals ...............    --        --        --        --        --        --        --        --        --
MI Municipals ...............    --        --        --        --        --        --        --        --        --
MN Municipals ...............    --        --        --        --        --        --        --        --        --
MO Municipals ...............    --        --        --        --        --        --        --        --        --
MS Municipals ...............    --        --        --        --        --        --        --        --        --
Nat'l Ltd. Maturity
Municipals ..................    --        --        --        --        --        --        --        --        --
NC Municipals ...............    --        --        --        --        --        --        --        --        --
NJ Ltd. Maturity Municipals .    --        --        --        --        --        --        --        --        --
NJ Municipals ...............    --        --        --        --        --        --        --        --        --
NY Ltd. Maturity Municipals .    --        --        --        --        --        --        --        --        --
NY Municipals ...............    --        --        --        --        --        --        --        --        --
OH Ltd. Maturity Municipals .    --        --        --        --        --        --        --        --        --
OH Municipals ...............    --        --        --        --        --        --        --        --        --
OR Municipals ...............    --        --        --        --        --        --        --        --        --
PA Ltd. Maturity Municipals .    --        --        --        --        --        --        --        --        --
PA Municipals ...............    --        --        --        --        --        --        --        --        --
RI Municipals ...............    --        --        --        --        --        --        --        --        --
SC Municipals ...............    --        --        --        --        --        --        --        --        --
Small-Cap ................... VP-2001      --        --        --        --        --        --        --        --
Small-Cap Growth ............    --        --        --        --        --        --        --        --        --
Small-Cap Value .............    --        --        --        --        --        --        --        --        --
South Asia ..................    --        --        --        --        --     VP-1994      --        --        --
Special Equities ............    --        --        --        --        --        --        --        --        --
Strategic Income ............    --        --        --        --        --        --        --        --        --

Tax-Managed Growth ..........    --        --        --        --        --        --        --        --        --

Tax-Managed Int'l Growth ....    --        --        --        --        --        --        --        --        --
Tax-Managed Mid-Cap Core .... VP-2001      --        --        --        --        --        --        --        --
Tax-Managed Multi-Cap
  Opportunity ...............    --        --        --        --        --        --        --        --        --
Tax-Managed Small-Cap Value .    --        --        --        --        --        --        --        --        --
Tax-Managed Value ...........    --        --        --        --        --        --        --        --        --
TN Municipals ...............    --        --        --        --        --        --        --        --        --
VA Municipals ...............    --        --        --        --        --        --        --        --        --
Worldwide Health Sciences ...    --        --        --      P-2002      --        --        --        --        --
                                                            VP-1996
WV Municipals ...............    --        --        --        --        --        --        --        --        --


                                                                      OFFICER(2)
                                  --------------------------------------------------------------------------------------
TRUSTS(3)                          MACH   MACINTOSH  MARSHALL    METZOLD   O'CONNOR    PAGE  PIANTEDOSI PIERIDES   REED


Growth ......................       --        --        --          --   Treas.-1989    --      --         --       --
Investment ..................       --     VP-1993      --          --   Treas.-1988    --      --         --       --
Municipals ..................       --     VP-1993      --          --   Treas.-1989    --      --         --       --
Municipals II ...............       --     VP-1993      --          --   Treas.-1993    --      --         --       --
Mutual Funds ................    VP-1999   VP-1998      --          --   Treas.-1989    --      --         --       --
Series ......................       --        --        --          --       --         --      --         --       --
Special Investment ..........       --        --        --          --   Treas.-1989    --      --         --       --

PORTFOLIOS(3)

AL Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
AR Municipals ...............       --     VP-1993      --       VP-2000     --         --      --         --       --
Asian Small Companies .......       --        --        --          --       --         --      --         --       --
AZ Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
CA Ltd. Maturity Municipals .       --     VP-1992      --          --       --         --      --         --       --
CA Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
Capital Growth ..............       --        --        --          --       --         --      --         --       --
Cash Management .............       --        --        --          --       --         --      --         --       --
                                                                    --       --         --      --         --       --
CO Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
CT Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
Emerging Markets ............       --        --        --          --       --         --      --         --       --
FL Insured Municipals .......       --     VP-1993      --          --       --         --      --         --       --
FL Ltd. Maturity Municipals .       --     VP-1992      --          --       --         --      --         --       --
FL Municipals ...............       --     VP-1993      --          --       --    VP-  2000    --         --       --
Floating Rate ...............       --        --        --

GA Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
Gov't Obligations ...........       --        --        --          --       --         --      --         --       --

Growth ......................       --        --        --
HI Municipals ...............       --     VP-1992      --          --       --         --      --         --       --
High Income .................       --        --        --          --       --         --      --         --       --

High Yield Municipals .......       --        --        --          --       --         --      --         --       --
Information Age .............       --        --        --
Investment ..................       --        --        --       VP-1995     --         --      --         --       --
Investment Grade Income .....       --        --        --          --       --         --      --         --       --
                                                                    --       --         --      --         --       --
KS Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
KY Municipals ...............       --     VP-1993      --       VP-2000     --         --      --         --       --
LA Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
Large-Cap Core ..............       --        --        --          --       --         --      --         --       --
Large-Cap Growth ............       --        --     VP-2003        --       --         --    VP-2002      --       --
MA Ltd. Maturity Municipals .       --     VP-1992      --          --       --         --      --         --       --
MA Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
MD Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
MI Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
MN Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
MO Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
MS Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
Nat'l Ltd. Maturity
Municipals ..................       --     VP-1992      --          --       --         --      --         --       --
NC Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
NJ Ltd. Maturity Municipals .       --     VP-1992      --          --       --         --      --         --       --
NJ Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
NY Ltd. Maturity Municipals .       --     VP-1992      --          --       --         --      --         --       --
NY Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
OH Ltd. Maturity Municipals .       --     VP-1992      --          --       --         --      --         --       --
OH Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
OR Municipals ...............       --     VP-1993      --       VP-1996     --         --      --         --       --
PA Ltd. Maturity Municipals .       --     VP-1992      --          --       --         --      --         --       --
PA Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
RI Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
SC Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
Small-Cap ...................       --        --     VP-2001        --       --         --      --         --    VP-2001
Small-Cap Growth ............       --        --        --          --       --         --      --         --       --
Small-Cap Value .............       --        --        --          --       --         --      --         --    VP-2002
South Asia ..................       --        --        --          --       --         --      --         --       --
Special Equities ............       --        --        --          --       --         --      --         --       --
Strategic Income ............       --        --        --          --       --         --      --         --       --

Tax-Managed Growth ..........       --        --        --          --       --         --      --         --       --

Tax-Managed Int'l Growth ....       --        --        --          --       --         --      --         --       --
Tax-Managed Mid-Cap Core ....       --        --     VP-2001
Tax-Managed Multi-Cap                                               --       --         --      --         --       --
  Opportunity ...............       --        --        --          --       --         --      --         --    VP-2001
Tax-Managed Small-Cap Value .       --        --        --          --       --         --      --         --       --
Tax-Managed Value ...........    VP-2001      --        --          --       --         --      --       VP-2001    --
TN Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
VA Municipals ...............       --     VP-1993      --          --       --         --      --         --       --
Worldwide Health Sciences ...       --        --        --          --       --         --      --         --       --
                                                                    --       --         --      --         --       --
WV Municipals ...............       --     VP-1993      --          --       --         --      --         --       --


                                                                   OFFICER(2)
                              ---------------------------------------------------------------------------------------------
TRUSTS(3)                      RICHARDSON  ROW    SARYAN   SCHIFF   SITABKHAN  SMILEY SWAFFIELD  VENEZIA WEILHEIMER WOMACK


Growth ......................     --        --      --       --        --        --       --        --      --       VP-2001
Investment ..................     --        --      --       --        --        --       --        --      --          --
Municipals ..................     --        --      --       --        --        --       --        --      --          --
Municipals II ...............     --        --      --       --        --        --       --        --      --          --
Mutual Funds ................  VP-2001    VP-2001 VP-2003   VP-2002    --     VP-1999     --        --      --          --
Series ......................   P-2002      --      --       --        --        --       --        --      --          --
Special Investment ..........     --        --      --       --        --     VP-1996     --        --      --          --

PORTFOLIOS(3)

AL Municipals ...............     --        --      --       --        --        --       --        --      --          --
AR Municipals ...............     --        --      --       --        --        --       --        --      --          --
Asian Small Companies .......     --        --      --       --     VP-1999      --       --        --      --          --
AZ Municipals ...............     --        --      --       --        --        --       --        --      --          --
CA Ltd. Maturity Municipals .     --        --      --       --        --        --       --        --      --          --
CA Municipals ...............     --        --      --       --        --        --       --        --      --          --
Capital Growth ..............     --      P-2002    --       --        --        --       --        --      --          --
Cash Management .............     --        --      --       --        --        --       --        --      --          --
                                  --        --      --       --        --        --       --        --      --          --
CO Municipals ...............     --        --      --       --        --        --       --        --      --          --
CT Municipals ...............     --        --      --       --        --        --       --        --      --          --
Emerging Markets ............     --        --      --       --        --        --       --        --      --          --
FL Insured Municipals .......     --        --      --       --        --        --       --        --      --          --
FL Ltd. Maturity Municipals .     --        --      --       --        --        --       --        --      --          --
FL Municipals ...............     --        --      --       --        --        --     P-2002      --      --          --
Floating Rate ...............                                                           VP-2000

GA Municipals ...............     --        --      --       --        --        --       --        --      --          --
Gov't Obligations ...........     --        --      --     VP-1993     --        --       --      P-2002    --          --
                                                                                                  VP-1993
Growth ......................   P-2002      --      --       --        --        --       --        --      --          --
HI Municipals ...............     --        --      --       --        --        --       --        --      --          --
High Income .................     --        --      --       --        --        --       --        --    P-2002        --
                                                                                                         VP-1995
High Yield Municipals .......     --        --      --       --        --        --       --        --      --          --
Information Age .............   P-2002      --      --       --        --        --       --        --      --          --
Investment ..................     --        --      --   V  P-2002     --        --       --      P-2002    --          --
Investment Grade Income .....     --        --      --       --        --        --       --        --      --          --

KS Municipals ...............     --        --      --       --        --        --       --        --      --          --
KY Municipals ...............     --        --      --       --        --        --       --        --      --          --
LA Municipals ...............     --        --      --       --        --        --       --        --      --          --
Large-Cap Core ..............   P-2002      --      --       --        --        --       --        --      --          --
Large-Cap Growth ............     --        --      --       --        --        --       --        --      --          --
MA Ltd. Maturity Municipals .     --        --      --       --        --        --       --        --      --          --
MA Municipals ...............     --        --      --       --        --        --       --        --      --          --
MD Municipals ...............     --        --      --       --        --        --       --        --      --          --
MI Municipals ...............     --        --      --       --        --        --       --        --      --          --
MN Municipals ...............     --        --      --       --        --        --       --        --      --          --
MO Municipals ...............     --        --      --       --        --        --       --        --      --          --
MS Municipals ...............     --        --      --       --        --        --       --        --      --          --
Nat'l Ltd. Maturity
Municipals ..................     --        --      --       --        --        --       --        --      --          --
NC Municipals ...............     --        --      --       --        --        --       --        --      --          --
NJ Ltd. Maturity Municipals .     --        --      --       --        --        --       --        --      --          --
NJ Municipals ...............     --        --      --       --        --        --       --        --      --          --
NY Ltd. Maturity Municipals .     --        --      --       --        --        --       --        --      --          --
NY Municipals ...............     --        --      --       --        --        --       --        --      --          --
OH Ltd. Maturity Municipals .     --        --      --       --        --        --       --        --      --          --
OH Municipals ...............     --        --      --       --        --        --       --        --      --          --
OR Municipals ...............     --        --      --       --        --        --       --        --      --          --
PA Ltd. Maturity Municipals .     --        --      --       --        --        --       --        --      --          --
PA Municipals ...............     --        --      --       --        --        --       --        --      --          --
RI Municipals ...............     --        --      --       --        --        --       --        --      --          --
SC Municipals ...............     --        --      --       --        --        --       --        --      --          --
Small-Cap ...................     --        --      --       --        --        --       --        --      --          --
Small-Cap Growth ............   P-2002      --      --       --        --     VP-2000     --        --      --          --
Small-Cap Value .............     --        --      --       --        --        --       --        --      --          --
South Asia ..................     --        --      --       --     VP-1999      --       --        --      --          --
Special Equities ............   P-2002      --      --       --        --     VP-1996     --        --      --          --
Strategic Income ............     --        --      --     VP-2002     --        --       --      P-2002    --          --
                                                                                                 VP-1992
Tax-Managed Growth ..........   P-2002      --      --       --        --        --       --        --      --          --
                               VP-1995
Tax-Managed Int'l Growth ....   P-2002      --      --       --        --        --       --        --      --          --
Tax-Managed Mid-Cap Core ....     --        --      --       --        --        --       --        --      --          --
Tax-Managed Multi-Cap
  Opportunity ...............   P-2002      --      --       --        --        --       --        --      --          --
Tax-Managed Small-Cap Value .     --        --      --       --        --        --       --        --      --          --
Tax-Managed Value ...........   P-2002      --      --       --        --        --       --        --      --          --
TN Municipals ...............     --        --      --       --        --        --       --        --      --          --
VA Municipals ...............     --        --      --       --        --        --       --        --      --          --
Worldwide Health Sciences ...  VP-2002      --      --       --        --        --       --        --      --          --

WV Municipals ...............     --        --      --       --        --        --       --        --      --          --

(1) Alan Dynner is secretary of all the Trusts and Portfolios listed.
(2) The full names of the Trustees are listed under Proposal 1 in the proxy statement and for the Officers are listed in Exhibit
    E.
(3) The unabbreviated names of the Trusts and Portfolios are listed in the proxy statement.

    T  =  Trustee
    P  =  President
   VP  =  Vice President
Treas. =  Treasurer
   AT  =  Assistant Treasurer

                                                                          JUMBO

PROXY TABULATOR
P.O. Box 9132
HINGHAM, MA  02043-9132


                                EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                              *** 3 EASY WAYS TO VOTE YOUR PROXIES ***

      VOTE BY TELEPHONE                VOTE ON THE INTERNET                VOTE BY MAIL
1)  Read the Proxy Statement       1) Read the Proxy Statement       1)  Read the Proxy Statement
    and have this card at hand        and have this card at hand     2)  If you want to vote use
2)  Call 1-800-690-6903            2) Go to WWW.PROXYWEB.COM/PROXY       the Proxy Card on reverse
3)  Enter CONTROL NUMBER shown     3) Enter CONTROL NUMBER shown     3)  Return the card in the
    at left and follow the            at left and follow the             postage-paid envelope
    simple instructions               simple instructions                provided
4)  Keep this card for your        4) Keep this card for your
    records                           records

***   CONTROL NUMBER:  999 999 999 999 99 ***

FUND NAME PRINTS HERE

                                                 SPECIAL MEETING OF SHAREHOLDERS
                                                                    JUNE 6, 2003
                                  PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES
The undersigned holder of shares of beneficial interest of the above-referenced Fund (the "Fund"), hereby appoints JAMES B. HAWKES, ALAN R. DYNNER and THOMAS E. FAUST JR., and each of them, with full power of substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the principal office of the Fund, The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109, on Friday, June 6, 2003 at 1:30 P.M., Eastern Standard Time, and at any and all adjournments thereof, and to vote all shares of beneficial interest of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, in accordance with the instructions on this proxy.

                                     DATED:__________________

                            PLEASE VOTE, DATE, SIGN AND PROMPTLY RETURN
                                   IN THE ACCOMPANYING ENVELOPE.
                             NO POSTAGE REQUIRED IF MAILED IN THE U.S.

                           ----------------------------------------------------
                           Signature(s):                   (Sign in the Box)

                           Note: Please sign this proxy as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.
                                                               EATON VANCE PROXY

PLEASE FILL IN BOX(ES) AS SHOWN USING BLACK OR BLUE INK OR NUMBER 2 PENCIL.  PLEASE DO NOT USE FINE POINT PENS.   [ X ]



WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS
MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL SET FORTH BELOW AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL
OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED
ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.


THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:
1.  To elect as Trustee the following nominees:                                                     FOR ALL            WITHHOLD
     For all Funds and Portfolios:                                                              Nominees Listed      authority to
    (01) Jessica M. Bibliowicz, (02) James B. Hawkes, (03) Donald R. Dwight,                  (except as noted at    vote for all
     (04) Samuel L. Hayes, III, (05) William H. Park, (06) Norton H. Reamer,                         left)          nominees listed
     (07) Lynn A. Stout

     For the Asian Small Companies Portfolio, Emerging Markets Portfolio, Information Age
     Portfolio and South Asia Portfolio
     (08) Edward K.Y. Chen, (09) Hon. Robert Lloyd George

      ------------------------------------------------------------------------------------
     INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT
     NOMINEE'S NUMBER ON THE LINE ABOVE.



NOTE ADDRESS CHANGE:       _______________________________

                           -------------------------------

                           -------------------------------

                                               PLEASE SIGN ON REVERSE SIDE